                                                                  EXECUTION COPY

                        MORTGAGE LOAN PURCHASE AGREEMENT

          THIS MORTGAGE LOAN PURCHASE AGREEMENT (this "Agreement") is dated as of October 27, 2005, between GERMAN AMERICAN CAPITAL CORPORATION (the "Seller")
and CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC. (the "Purchaser").

          The Seller intends to sell, and the Purchaser intends to purchase, certain multifamily and commercial mortgage loans (the "Mortgage Loans")
identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as
Annex A. The Purchaser intends to deposit the Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage Loans"), into a trust fund (the "Trust
Fund"), the beneficial ownership of which will be evidenced by multiple classes
(each, a "Class") of mortgage pass-through certificates (the "Certificates").
One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and Servicing
Agreement (the "Pooling and Servicing Agreement"), dated as of November 1, 2005, among the Purchaser, as depositor, Midland Loan Services, Inc., as master servicer (the "Master Servicer"), LNR Partners, Inc., as special servicer (the
"Special Servicer"), LaSalle Bank National Association, as trustee (the
"Trustee"), and ABN AMRO Bank N.V., as fiscal agent. Capitalized terms used herein (including the schedules attached hereto) but not defined herein (or in such schedules) have the respective meanings set forth in the Pooling and
Servicing Agreement.

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase.

          The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans delivered to the
Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $1,607,475,670 (the "GACC Mortgage Loan
Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The GACC Mortgage
Loan Balance, together with the aggregate principal balance of the Other
Mortgage Loans as of the Cut-off Date (after giving effect to any payments due on or before such date whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-off Date Pool Balance") of
$3,878,244,727 (subject to a variance of plus or minus 5.0%). The purchase and sale of the Mortgage Loans shall take place on November 15, 2005 or such other date as shall be mutually acceptable to the parties to this Agreement (the
"Closing Date"). The consideration (the "Aggregate Purchase Price") for the
Mortgage Loans shall consist of an amount equal to (i) 98.6289% of the GACC
Mortgage Loan Balance as of the Cut-off Date, plus (ii) $3,097,606, which amount represents the amount of interest accrued on the GACC Mortgage Loan Balance, as agreed to by the Seller and the Purchaser.

          The Aggregate Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

          SECTION 2. Conveyance of Mortgage Loans.

          (a) Effective as of the Closing Date, subject only to receipt by the
Seller of the Aggregate Purchase Price and satisfaction or waiver of the other conditions to closing that are for the benefit of the Seller (which conditions shall be deemed to have been satisfied or waived upon the Seller's receipt of the Aggregate Purchase Price), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing-released basis (except with respect to the Outside Serviced
Mortgage Loan), together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds and any escrow, reserve or comparable accounts related to the
Mortgage Loans, subject, in the case of any Mortgage Loan that is part of a Loan
Combination, to the rights of the holder(s) of any other mortgage loan(s) in the related Loan Combination in such proceeds and reserve or comparable accounts, and further subject to that certain Servicing Rights Purchase Agreement, dated as of November 15, 2005, between the Master Servicer and the Seller, and further subject to the continuing rights of the Seller (which rights the Seller does not sell, transfer, assign, set over or otherwise convey to the Purchaser hereunder), pursuant to the related loan documents, to (i) establish or designate a successor borrower in connection with a defeasance of the subject
Mortgage Loan, and (ii) to purchase or cause to be purchased the related defeasance collateral.

          (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date
(only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

          (c) No later than the Closing Date, the Seller shall, on behalf of the
Purchaser, deliver to the Trustee (with a copy to the Master Servicer and the
Special Servicer within ten Business Days of the Closing Date) the documents and instruments specified below under clauses (i), (ii), (vii), (ix)(A) and (xi)(D)
and shall, not later than the date that is 30 days after the Closing Date, deliver to the Trustee the remaining documents and instruments specified below with respect to each Mortgage Loan that is a Serviced Mortgage Loan (the documents and instruments specified below, collectively, the "Mortgage File").
All Mortgage Files so delivered will be held by the Trustee in escrow for the benefit of the Seller at all times prior to the Closing Date. The Mortgage File for each Mortgage Loan that is a Serviced Mortgage Loan shall contain the following documents:

                                        2

               (i) the original executed Mortgage Note including any power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of "LaSalle Bank National Association, as trustee for the registered holders of CD 2005-CD1 Commercial Mortgage Trust, Commercial
     Mortgage Pass-Through Certificates, Series 2005-CD1" or in blank (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto);

               (ii) an original or a copy of the Mortgage, together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated
     thereon or certified by the applicable recording office;

               (iii) an original or a copy of any related Assignment of Leases
     (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

               (iv) an original executed assignment, in recordable form (except for any missing recording information and, if delivered in blank, the name of the assignee), of (A) the Mortgage, (B) any related Assignment of Leases
     (if such item is a document separate from the Mortgage) and (C) any other recorded document relating to the Mortgage Loan otherwise included in the
     Mortgage File, in favor of "LaSalle Bank National Association, as trustee for the registered holders of CD 2005-CD1 Commercial Mortgage Trust,
     Commercial Mortgage Pass-Through Certificates, Series 2005-CD1" (and, in
     the case of a Serviced Loan Combination, also on behalf of the related
     Non-Trust Loan Noteholder(s)), or in blank;

               (v) an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause
     (iv) above), in favor of "LaSalle Bank National Association, as trustee for the registered holders of CD 2005-CD1 Commercial Mortgage Trust, Commercial
     Mortgage Pass-Through Certificates, Series 2005-CD1" (and, in the case of a
     Serviced Loan Combination, also on behalf of the related Non-Trust Loan
     Noteholder(s)), or in blank;

               (vi) originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the Mortgage Loan has been assumed or consolidated;

               (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or marked version of the policy that has been executed by an authorized representative of the title company or

                                        3

     an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

               (viii) any filed copies (bearing evidence of filing) or other evidence of filing reasonably satisfactory to the Purchaser of any prior
     UCC Financing Statements in favor of the originator of the Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the
     Seller had possession of such UCC Financing Statements when it was to deliver the subject Mortgage File on or prior to the Closing Date) and, if there is an effective UCC Financing Statement and continuation statement in favor of the Seller on record with the applicable public office for UCC
     Financing Statements, an original UCC Financing Statement assignment, in form suitable for filing in favor of "LaSalle Bank National Association, as trustee for the registered holders of CD Commercial Mortgage Trust,
     Commercial Mortgage Pass-Through Certificates, Series 2005-CD1" (and, in
     the case of any Serviced Loan Combination, also on behalf of the related
     Non-Trust Loan Noteholder(s)), as assignee, or in blank;

               (ix) an original or a copy of any (A) Ground Lease and ground lessor estoppel, (B) loan guaranty or indemnity, (C) secured creditor environmental insurance policy or (D) lease enhancement policy;

               (x) any intercreditor, co-lender or similar agreement relating to permitted debt of the Mortgagor;

               (xi) copies of any (A) loan agreement, (B) escrow agreement, (C)
     security agreement or (D) letter of credit relating to the Mortgage Loan;
     and

               (xii) with respect to each Non-Trust Loan that is part of a
     Serviced Loan Combination, all of the above documents with respect to such
     Non-Trust Loan and the related Loan Combination Intercreditor Agreement;
     provided that a copy of the Mortgage Note relating to each such Non-Trust
     Loan, rather than the original, shall be provided, and no endorsements to such note shall be provided.

     Not later than the Closing Date, the Seller shall, on behalf of the
Purchaser, deliver to the Trustee (with a copy to the Master Servicer and the
Special Servicer within ten Business Days of the Closing date) the documents specified below under clauses (i) through (iii). The Mortgage File with respect to the Outside Serviced Mortgage Loan shall contain the following documents:

               (i) the original executed Mortgage Note including any power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of "LaSalle Bank National Association, as trustee for the registered holders of CD 2005-CD1 Commercial Mortgage Trust, Commercial
     Mortgage Pass-Through Certificates, Series 2005-CD1" or in blank (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto);

                                        4

               (ii) an executed copy of the Loews Universal Hotel Portfolio
     Co-Lender Agreement; and

               (iii) an executed copy of the Outside Servicing Agreement.

     The Seller hereby further represents and warrants that with respect to the
Outside Serviced Mortgage Loan, it has delivered to the Outside Trustee the documents constituting the "Mortgage File" within the meaning of the Outside
Servicing Agreement in connection with its sale of the related Non-Trust Loan to the depositor in connection with the Outside Servicing Agreement.

          (d) The Seller, at its own cost and expense, shall retain an independent third party (the "Recording/Filing Agent") that shall, as to each
Mortgage Loan, promptly (and in any event, as to any Mortgage Loan, within 90 days following the latest of (i) the Closing Date and (ii) the delivery of the related Mortgage(s), Assignment(s) of Leases, recordable documents, and UCC
Financing Statements to the Trustee complete (if and to the extent necessary)
and cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, as appropriate, each assignment of Mortgage, assignment of Assignment of Leases and assignment of any other recordable documents relating to each such Mortgage
Loan, in favor of the Trustee referred to in Sections 2(c)(iv)(A), (B) and (C)
and each assignment of a UCC Financing Statement in favor of the Trustee and so delivered to the Trustee and referred to in Section 2(c)(viii). The Seller shall cause the recorded original of each such assignment of recordable documents to be delivered to the Trustee or its designee following recording, and shall cause the file copy of each such UCC Financing Statement to be delivered to the
Trustee or its designee following filing; provided that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, the Seller or the Recording/Filing Agent
shall obtain therefrom a certified copy of the recorded original, which shall be delivered to the Trustee or its designee. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall promptly prepare or cause to be prepared a substitute therefor or cure such defect, as the case may be, and thereafter cause the same to be duly recorded or filed, as appropriate. The Seller shall be responsible for the out-of-pocket costs and expenses of the Recording/Filing Agent in connection with its performance of the recording, filing and delivery obligations contemplated above.

          (e) All documents and records (except draft documents, attorney-client privileged communications and internal correspondence, credit underwriting or due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations and other underwriting analysis of the Seller) relating to, and necessary for the servicing and administration of, each Mortgage Loan (other than the Outside Serviced Mortgage Loan) and in the Seller's possession that are not required to be delivered to the Trustee shall promptly be delivered or caused to be delivered by the Seller to the Master Servicer or at the direction of the Master Servicer to the appropriate sub-servicer, together with any related escrow amounts and reserve amounts.

                                        5

          (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller which secure any Mortgage Loan. Without limiting the generality of the foregoing, if a draw upon a letter of credit is required before its transfer to the Trust Fund can be completed, the Seller shall draw upon such letter of credit for the benefit of the Trust pursuant to written instructions from the Master Servicer.

          SECTION 3. Representations, Warranties and Covenants of Seller.

          (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

               (i) The Seller is a corporation organized and validly existing and in good standing under the laws of the State of Maryland and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement;

               (ii) This Agreement has been duly and validly authorized,
     executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights in general and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

               (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this
     Agreement will not (A) violate the Seller's certificate of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder;

               (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition

                                        6

     (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder;

               (v) The Seller is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained);

               (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this
     Agreement or the consummation of the transactions contemplated by this
     Agreement except as have previously been obtained, and no bulk sale law applies to such transactions;

               (vii) No litigation is pending or, to the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement; and

               (viii) Under generally accepted accounting principles ("GAAP")
     and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the
     Purchaser in exchange for consideration consisting of the Aggregate
     Purchase Price. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

          (b) The Seller hereby makes, on the date hereof and on the Closing
Date, the representations and warranties contained in Schedule I and Schedule II hereto with respect to each Mortgage Loan, for the benefit of the Purchaser, which representations and warranties are subject to the exceptions set forth on
Schedule III.

          (c) If the Seller receives written notice of a Document Defect or a
Breach pursuant to Section 2.03(a) of the Pooling and Servicing Agreement
relating to a Mortgage Loan, then the Seller shall, not later than 90 days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the
REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document Defect or
Breach, provided the Seller receives such notice in a timely manner), if such
Document Defect or Breach

                                        7

shall materially and adversely affect the value of the applicable Mortgage Loan or the interests of the Certificateholders therein, cure such Document Defect or
Breach, as the case may be, in all material respects, which shall include payment of actual losses and any Additional Trust Fund Expenses directly resulting therefrom or, if such Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected
Mortgage Loan at the applicable Purchase Price not later than the end of such
90-day period, or (ii) substitute a Qualified Substitute Mortgage Loan (other than with respect to the One Court Square-Citibank Mortgage Loan, for which no substitution shall be permitted) for such affected Mortgage Loan not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the Master Servicer for deposit into the
Certificate Account, any Substitution Shortfall Amount in connection therewith;
provided, however, that, if a Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, then unless such Document Defect or Breach would cause the
Mortgage Loan not to be a Qualified Mortgage, such Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute for the related Mortgage Loan); and provided, further, that with respect to such additional 90-day period the Seller shall have delivered an officer's certificate to the Trustee setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is an uncured Document Defect, the Seller shall provide the officer's certificate to the Trustee described above as to the reasons such Document
Defect remains uncured and as to the actions being taken to pursue cure.

          No substitution of a Qualified Substitute Mortgage Loan or Qualified
Substitute Mortgage Loans may be made in any calendar month after the
Determination Date for such month. Periodic Payments due with respect to any
Qualified Substitute Mortgage Loan after the related date of substitution shall be part of the Trust Fund. Periodic Payments due with respect to any Qualified
Substitute Mortgage Loan on or prior to the related date of substitution shall not be part of the Trust Fund and shall be remitted to the Seller promptly following receipt.

          (d) If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described above, (ii) such Mortgage Loan is a
Crossed Loan, and (iii) the applicable Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other
Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Document Defect or Breach, as the case may be, will be deemed to constitute a Document Defect or Breach, as the case may be, as to each other
Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for the remaining Crossed Loan(s)
in the related Crossed Group as provided in the immediately preceding paragraph unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan
Repurchase Criteria and satisfy all other criteria for substitution or repurchase, as applicable, of Mortgage Loans set forth herein or in the Pooling and Servicing Agreement. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related

                                        8

Document Defect or Breach exists or to repurchase or substitute for all of the
Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld). To the extent that the Seller is required to purchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Purchaser continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Purchaser shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed
Loans, including, with respect to the Purchaser, the Primary Collateral securing the Crossed Loans still held by the Purchaser, so long as such exercise does not materially impair the ability of the other party to exercise its remedies against its Primary Collateral.

          If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary
Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage
Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents or, if not specified in the related Mortgage Loan documents, on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a
Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation
(including but not limited to recoverable attorney fees) shall be paid by the
Seller.

          Notwithstanding any of the foregoing provisions of this Section 3(d), if there is a Document Defect or Breach (which Document Defect or Breach shall materially and adversely affect the value of the related Mortgage Loan or the interests of the Certificateholders therein) with respect to one or more
Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase or substitute the Mortgage Loan if (i) the affected
Mortgaged Property(ies) may be released or substituted pursuant to the terms of any partial release or substitution provisions in the related Mortgage Loan documents (and such Mortgaged Property(ies) are, in fact, released or substituted) and, to the extent not covered by the applicable release price (if any) required under the related Mortgage Loan documents, the Seller pays (or causes to be paid) any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the Master Servicer, the Special
Servicer, the Trustee or the Trust Fund in connection with such release or substitution, (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the related Mortgage Loan documents and the
Seller provides an opinion of counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or
"contributions" after the Startup Day under the REMIC Provisions and (iii) each
Rating Agency then rating the Certificates shall have

                                        9

provided written confirmation that such release would not cause the then-current ratings of the Certificates rated by it to be qualified, downgraded or withdrawn.

          (e) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a
Servicing Officer certifying as to the receipt of the Purchase Price or
Substitution Shortfall Amount(s), as applicable, in the Certificate Account, and the delivery of the Mortgage File(s) and the Servicing File(s) for the related
Qualified Substitute Mortgage Loan(s) to the Custodian and the Master Servicer,
respectively, if applicable, (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the Master Servicer, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased
Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the
Custodian, the Master Servicer and the Special Servicer shall each tender to the
Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage
Loan possessed by it, and (iii) the Master Servicer and the Special Servicer
shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loans.

          (f) Without limiting the remedies of the Purchaser, the
Certificateholders or the Trustee on behalf of the Certificateholders pursuant to this Agreement, it is acknowledged that the representations and warranties are being made for risk allocation purposes. This Section 3 provides the sole remedy available to the Certificateholders, or the Trustee on behalf of the
Certificateholders, respecting any Document Defect in a Mortgage File or any
Breach of any representation or warranty set forth in or required to be made pursuant to this Section 3.

          SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

          (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage
Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

          (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (i) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (ii) other laws relating to or affecting the rights of creditors generally, or (iii) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (c) Except as may be required under federal or state securities laws
(and which will be obtained on a timely basis), no consent, approval, authorization or order of,

                                       10

registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this
Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

          (d) None of the acquisition of the Mortgage Loans by the Purchaser, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (i) any term or provision of the
Purchaser's articles of association or bylaws, (ii) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (iii) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

          (e) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a
sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of the Aggregate Purchase Price.

          (f) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

          (g) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

          SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the
"Closing") shall be held at the offices of Sidley Austin Brown & Wood LLP, New
York, New York on the Closing Date.

          The Closing shall be subject to each of the following conditions:

          (a) All of the representations and warranties of the Seller set forth in or made pursuant to Section 3(a) and Section 3(b) of this Agreement and all of the representations and

                                       11

warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

          (b) The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder) and all documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, the Seller, the Underwriters, the Initial
Purchasers and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (c) The Seller shall have delivered and released to the Trustee (or a
Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the
Master Servicer pursuant to Section 2 of this Agreement;

          (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall each have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date;
and

          (f) Letters from the independent accounting firms of Ernst & Young LLP and PricewaterhouseCoopers LLP in form satisfactory to the Purchaser, relating to certain information regarding the Mortgage Loans and Certificates as set forth in the Prospectus and Prospectus Supplement, respectively.

          Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

          SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

          (a) This Agreement duly executed by the Purchaser and the Seller;

          (b) A certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser, the
Underwriters and the Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

                                       12

          (c) An officer's certificate from the Seller, dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

          (d) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the
Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that (i) such officer has carefully examined the Specified Portions (as defined below) of the Prospectus Supplement and nothing has come to his attention that would lead him to believe that the Specified Portions of the Prospectus
Supplement, as of the date of the Prospectus Supplement or as of the Closing
Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or the Seller or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage
Loans or the Seller, in light of the circumstances under which they were made, not misleading, and (ii) such officer has examined the Specified Portions of the
Memorandum and nothing has come to his attention that would lead him to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage
Loans or the Seller, in the light of the circumstances under which they were made, not misleading. The "Specified Portions" of the Prospectus Supplement
shall consist of Annexes A-1, A-2, A-3, A-4, A-5 and B thereto (insofar as the information contained in such annexes relates to the Mortgage Loans), the diskette which accompanies the Prospectus Supplement (insofar as such diskette is consistent with such Annexes A-1, A-2, A-3, A-4, A-5 and B) and the following sections of the Prospectus Supplement (to the extent they relate to the Seller or the Mortgage Loans and exclusive of any statements in such sections that purport to summarize the servicing and administration provisions of the Pooling and Servicing Agreement): "Summary of Prospectus Supplement--Relevant
Parties--Mortgage Loan Sellers," "Summary of Prospectus Supplement--The
Underlying Mortgage Loans and the Mortgaged Real Properties," "Risk
Factors--Risks Related to the Underlying Mortgage Loans," and "Description of
the Mortgage Pool." The "Specified Portions" of the Memorandum shall consist of the Specified Portions of the Prospectus Supplement and "Summary of the Offering
Memorandum--Relevant Parties--Mortgage Loan Sellers".

          (e) The certificate of incorporation and by-laws of the Seller, and a certificate of good standing of the Seller issued by the State of Maryland not earlier than sixty (60) days prior to the Closing Date;

          (f) A written opinion of counsel for the Seller (which opinion may be from in-house counsel, outside counsel or a combination thereof), relating to certain corporate and enforceability matters and reasonably satisfactory to the
Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Underwriters,

                                       13

the Initial Purchasers and each of the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies; and

          (g) Such further certificates, opinions and documents as the Purchaser may reasonably request prior to the sale of the Mortgage Loans by the Seller to the Purchaser.

          SECTION 7. Costs. The Seller shall pay (or shall reimburse the
Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the GACC Mortgage Loan Balance represents as of the Cut-off Date Pool Balance, the exact amount of which shall be as set forth in or determined pursuant to the memorandum of understanding, to which the Seller and the Purchaser (or affiliates thereof) are parties, with respect to the transactions contemplated by this Agreement): (i) the costs and expenses of delivering the Pooling and Servicing Agreement and the Certificates;
(ii) the costs and expenses of printing (or otherwise reproducing) and delivering a preliminary and final Prospectus and Memorandum relating to the
Certificates; (iii) the initial fees, costs, and expenses of the Trustee
(including reasonable attorneys' fees); (iv) the filing fee charged by the
Securities and Exchange Commission for registration of the Certificates so registered; (v) the fees charged by the Rating Agencies to rate the Certificates so rated; (vi) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Prospectus, the Memorandum and any related Computational Materials or ABS
Term Sheets, including in respect of the cost of obtaining any "comfort letters"
with respect to such items; (vii) the reasonable out-of-pocket costs and expenses in connection with the qualification or exemption of the Certificates under state securities or "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any "Blue Sky" survey and in connection with any determination of the eligibility of the Certificates for investment by institutional investors and the preparation of any legal investment survey;
(viii) the expenses of printing any such "Blue Sky" survey and legal investment survey; and (ix) the reasonable fees and disbursements of counsel to the
Underwriters and the Initial Purchasers. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

          SECTION 8. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the
Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then,
(a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform
Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage
Loans in accordance with the terms thereof, and all

                                       14

proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Certificate Account, the Distribution Account or, if established, the REO
Account (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder;
(iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the Uniform Commercial Code of the applicable jurisdiction; and (v) notifications to persons (other than the
Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the
Pooling and Servicing Agreement, and in connection therewith the Seller authorizes the Purchaser to file any and all appropriate Uniform Commercial Code financing statements.

          SECTION 9. Covenants of Purchaser. The Purchaser shall provide the
Seller with all forms of Disclosure Materials (including the final form of the
Memorandum and the preliminary and final forms of the Prospectus Supplement)
promptly upon any such document becoming available.

          SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

          SECTION 11. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the Purchaser to the Trustee).

          SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or

                                       15

unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

          SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

          SECTION 14. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES,
OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN
ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO
INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS
LAW SHALL APPLY TO THIS AGREEMENT.

          SECTION 15. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party which obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party which commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

          SECTION 16. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

          SECTION 17. Successors and Assigns. The rights and obligations of the
Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser, the Underwriters

                                       16

and the Initial Purchasers (as intended third party beneficiaries hereof) and their permitted successors and assigns. This Agreement is enforceable by the
Underwriters, the Initial Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

          SECTION 18. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party, or third party beneficiary, against whom such waiver or modification is sought to be enforced. No amendment to the
Pooling and Servicing Agreement which relates to defined terms contained therein, Section 2.01(d) thereof or the repurchase obligations or any other obligations of the Seller shall be effective against the Seller (in such capacity) unless the Seller shall have agreed to such amendment in writing.

          SECTION 19. Accountants' Letters. The parties hereto shall cooperate with Ernst & Young LLP and PricewaterhouseCoopers LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement.

          SECTION 20. Knowledge. Whenever a representation or warranty or other statement in this Agreement is made with respect to a Person's "knowledge," such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

                                       17

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                                 SELLER

                                                 GERMAN AMERICAN CAPITAL
                                                    CORPORATION

                                                 By: /s/ Helaine M. Kaplan
                                                     -------------------------
                                                     Name: Helaine M. Kaplan
                                                     Title: Vice President

                                                 By: /s/ Andrew Cherrick
                                                     -------------------------
                                                     Name: Andrew Cherrick
                                                     Title: Authorized Signatory

                                                 Address for Notices:

                                                 388 Greenwich Street
                                                 New York, New York 10013
                                                    Telecopier No.:
                                                    Telephone No.:

                                                 PURCHASER

                                                 CITIGROUP COMMERCIAL MORTGAGE
                                                    SECURITIES INC.

                                                 By: /s/ Angela Vleck
                                                     ---------------------------
                                                     Name: Angela Vleck
                                                     Title: Vice President

                                                 Address for Notices:

                                                 388 Greenwich Street
                                                 New York, New York 10013

                                                 Telecopier No.: 212-816-8307
                                                 Telephone No.: 212-816-8087

                        MORTGAGE LOAN PURCHASE AGREEMENT

                                   SCHEDULE I

                 GENERAL MORTGAGE REPRESENTATIONS AND WARRANTIES

          1. The information pertaining to each Mortgage Loan set forth in the
     Mortgage Loan Schedule was true and correct in all material respects as of the Cut-off Date.

          2. As of the date of its origination, such Mortgage Loan and, the interest (exclusive of any default interest, late charges or prepayment premiums) contracted for thereunder, complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan, including those pertaining to usury.

          3. Immediately prior to the sale, transfer and assignment to the
     Purchaser, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage
     Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan. Upon consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan free and clear of any pledge, lien or security interest.

          4. The proceeds of such Mortgage Loan have been fully disbursed
     (except if such Mortgage Loan is a Mortgage Loan as to which a portion of the funds disbursed are being held in escrow or reserve accounts) and there is no requirement for future advances thereunder by the Mortgagee.

          5. Each related Mortgage Note, Mortgage, Assignment of Leases (if any)
     and other agreement executed by the Mortgagor in connection with such
     Mortgage Loan is a legal, valid and binding obligation of the related
     Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except (a) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (b) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The related Mortgage Note and Mortgage contain no

                                      I-1

     provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person.

          6. As of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-off Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such
     Mortgage Note, Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

          7. Each related assignment of Mortgage and assignment of Assignment of
     Leases from the Seller to the Trustee constitutes the legal, valid and binding assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, redemption, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors'
     rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each
     Mortgage and Assignment of Leases is freely assignable.

          8. Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property subject only to the exceptions set forth in representation (5) above and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title
     Exceptions"): (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b)
     covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged
     Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the
     Mortgaged Property, (c) the exceptions (general and specific) and exclusions set forth in the applicable policy described in representation
     (12) below or appearing of record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged
     Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the
     Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property,
     (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases) and (f) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the
     Mortgaged Property or the security

                                      I-2

     intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property.
     Except with respect to cross-collateralized and cross-defaulted Mortgage
     Loans and Mortgage Loans that are part of a Loan Combination, there are no mortgage loans that are senior or pari passu with respect to the related
     Mortgaged Property or such Mortgage Loan.

          9. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording) in all public places necessary at the time of the origination of each Mortgage Loan to perfect a valid security interest in all items of personal property reasonably necessary to operate the
     Mortgaged Property owned by a Mortgagor and located on the related
     Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

          10. All real estate taxes and governmental assessments, or installments thereof, which would be a lien on the Mortgaged Property and that prior to the Cut-off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

          11. To the Seller's actual knowledge as of the Cut-off Date, and to the Seller's actual knowledge based solely upon due diligence customarily performed with the origination of comparable mortgage loans by the Seller, each related Mortgaged Property was free and clear of any material damage
     (other than deferred maintenance for which escrows were established at origination) that would materially and adversely affect the value of such
     Mortgaged Property as security for the Mortgage Loan and to the Seller's actual knowledge as of the Cut-off Date there was no proceeding pending for the total or partial condemnation of such Mortgaged Property.

                                      I-3

          12. The lien of each related Mortgage as a first priority lien in the original principal amount of such Mortgage Loan (and, in the case of a
     Mortgage Loan that is part of a Loan Combination, in the original
     (aggregate, if applicable) principal amount of the other mortgage loan(s)
     constituting the related Loan Combination) after all advances of principal
     (as set forth on the Mortgage Loan Schedule) is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring the Seller, its successors and assigns, subject only to the Title Exceptions; the
     Seller or its successors or assigns is the named insured of such policy;
     such policy is assignable without consent of the insurer and will inure to the benefit of the Trustee as mortgagee of record; such policy is in full force and effect upon the consummation of the transactions contemplated by this Agreement; all premiums thereon have been paid; no material claims have been made under such policy and the Seller has not done anything, by act or omission, and the Seller has no actual knowledge of any matter, which would impair or diminish the coverage of such policy. The insurer issuing such policy is either (x) a nationally recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related Mortgaged Property is located to the extent required; such policy contains no material exclusions for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such insurance is not available) (a) access to a public road or (b) against any loss due to encroachments of any material portion of the improvements thereon.

          13. As of the date of its origination, all insurance coverage required under each related Mortgage was in full force and effect with respect to each related Mortgaged Property, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged
     Property is located, and with respect to a fire and extended perils insurance policy, was in an amount (subject to a customary deductible) at least equal to the lesser of (i) the replacement cost of improvements located on such Mortgaged Property, or (ii) the original principal balance of the Mortgage Loan (and, in the case of a Mortgage Loan that is part of a
     Loan Combination, in the original (aggregate, if applicable) principal amount of the other mortgage loan(s) constituting the related Loan
     Combination), and in any event, in an amount necessary to prevent operation of any co-insurance provisions, and, except if such Mortgaged Property is operated as a mobile home park, such Mortgaged Property is also covered by business interruption or rental loss insurance, in an amount at least equal to 12 months of operations of the related Mortgaged Property (or in the case of a Mortgaged Property without any elevator, 6 months); and as of the
     Cut-off Date, to the actual knowledge of the Seller, all insurance coverage required under each Mortgage, which insurance covers such risks and is in such amounts as are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, is in full force and effect with respect to each related Mortgaged Property; and all premiums due and payable through the Closing Date have been paid; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller. Except for certain amounts not greater than amounts which would be considered prudent by a commercial and multifamily mortgage lending institution with respect to a similar mortgage loan and which are set

                                      I-4

     forth in the related Mortgage, any insurance proceeds in respect of a casualty loss are required to be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property or (ii) to the reduction of the outstanding principal balance of the Mortgage Loan, subject in either case to requirements with respect to leases at the related Mortgaged Property and to other exceptions customarily provided for by prudent commercial and multifamily mortgage lending institutions for similar loans. The Mortgaged Property is also covered by comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged
     Property, in an amount customarily required by prudent commercial and multifamily mortgage lending institutions.

          The insurance policies contain a standard mortgagee clause naming the holder of the related Mortgage, its successors and assigns as loss payee, in the case of a property insurance policy, and additional insured in the case of a liability insurance policy, and provide that they are not terminable without 30 days prior written notice to the Mortgagee (or, with respect to non-payment, 10 days prior written notice to the Mortgagee) or such lesser period as prescribed by applicable law. Each Mortgage requires that the Mortgagor maintain insurance as described above or permits the
     Mortgagee to require insurance as described above, and permits the
     Mortgagee to purchase such insurance at the Mortgagor's expense if
     Mortgagor fails to do so.

          14. Other than payments due but not yet 30 days or more delinquent, to the Seller's actual knowledge, based upon due diligence customarily performed with the servicing of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and to the Seller's actual knowledge no event (other than payments due but not yet delinquent)
     which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any paragraph of this Schedule I or in any paragraph of Schedule II; and the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or
     Mortgage Note, except for a written waiver contained in the related
     Mortgage File being delivered to the Purchaser, and pursuant to the terms of the related Mortgage or the related Mortgage Note and other documents in the related Mortgage File no Person or party other than the holder of such
     Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

          15. As of the Closing Date, each Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

                                      I-5

          16. Except with respect to ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment
     Date, the Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan is a fixed rate.

          17. Each related Mortgage does not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related
     Mortgaged Property to secure any other promissory note or obligation except as expressly described in such Mortgage or other Mortgage Loan document.

          18. Each Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (a)
     substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and
     such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (b) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage Loan (i) as of the
     Testing Date, or (ii) as of the Closing Date. For purposes of the previous sentence, (A) the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to such Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (B) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (1) such
     Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (2) such
     "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the
     Testing Date shall be the date upon which the latest such "significant modification" occurred.

          19. One or more environmental site assessments, updates or transaction screens thereof were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s), updates or transaction screens referenced herein, has no actual knowledge and has received no notice of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental Condition (REC), as that term is defined in the Standard Practice for Environmental Site Assessments: Phase
     I Environmental Site Assessment Process Designation: E 1527-00, as
     recommended by the American Society for Testing and Materials (ASTM), with respect to the related Mortgaged Property and the same have not

                                      I-6

     been subsequently addressed in all material respects, then either (i) an escrow greater than 100% of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the related Mortgagor has covenanted in the
     Mortgage Loan documents to perform such work), (ii) the related Mortgagor or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation,
     (iii) the related Mortgagor has provided a secured creditor environmental insurance policy (in which case such Mortgage Loan is identified on Annex A to this Schedule I), (iv) an operations and maintenance plan has been or will be implemented or (v) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier issuing such policy prior to the issuance of such policy.

          20. Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, redemption, liquidation or similar laws affecting the rights of creditors and the application of principles of equity.

          21. At the time of origination and, to the actual knowledge of Seller as of the Cut-off Date, no Mortgagor is a debtor in, and no Mortgaged
     Property is the subject of, any state or federal bankruptcy or insolvency proceeding.

          22. Except with respect to any Mortgage Loan that is part of a Loan
     Combination, each Mortgage Loan is a whole loan and contains no equity participation by the Seller or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or, other than the ARD Loans, provide for negative amortization. The Seller holds no preferred equity interest in the related Mortgagor.

          23. Subject to certain exceptions, which are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property, each related Mortgage or loan agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of the Mortgage or loan agreement,
     (a) the related Mortgaged Property, or any controlling interest in the related Mortgagor, is directly transferred or sold (other than by reason of family and estate planning transfers, transfers by devise, descent or operation of law upon the death or incapacity of a member, general partner or shareholder of the related

                                      I-7

     Mortgagor, transfers of less than a controlling interest in a mortgagor, issuance of non-controlling new equity interests, transfers among existing members, partners or shareholders in the Mortgagor or an affiliate thereof, transfers among affiliated Mortgagors with respect to cross-collateralized and cross-defaulted Mortgage Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan, such as pledges of ownership interest that do not result in a change of control) or a substitution or release of collateral is effected other than in the circumstances specified in representation (26)
     below, or (b) the related Mortgaged Property is encumbered in connection with subordinate financing by a lien or security interest against the related Mortgaged Property, other than any existing permitted additional debt.

          24. Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

          25. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12-month period prior to the related origination date.

          26. Since origination, no material portion of the related Mortgaged
     Property has been released from the lien of the related Mortgage in any manner which materially and adversely affects the value of the Mortgage
     Loan or materially interferes with the security intended to be provided by such Mortgage, and, except with respect to Mortgage Loans (a) which permit defeasance by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) "government securities" within the meaning of Treasury Regulation Section 1.860G-2(a)(8)(i) sufficient to pay the Mortgage Loans (or portions thereof) in accordance with their terms,
     (b) where a release of the portion of the Mortgaged Property was contemplated at origination and such portion was not considered material for purposes of underwriting the Mortgage Loan, (c) where release is conditional upon the satisfaction of certain underwriting and legal requirements and the payment of a release price that represents adequate consideration for such Mortgaged Property or the portion thereof that is being released, (d) which permit the related Mortgagor to substitute a replacement property in compliance with REMIC Provisions or (e) which permit the release(s) of unimproved out-parcels or other portions of the
     Mortgaged Property that will not have a material adverse affect on the underwritten value of the security for the Mortgage Loan or that were not allocated any value in the underwriting during the origination of the
     Mortgage Loan, the terms of the related Mortgage do not provide for release of any portion of the Mortgaged Property from the lien of the Mortgage except in consideration of payment in full therefor.

          27. To the Seller's actual knowledge, based upon a letter from governmental authorities, a legal opinion, an endorsement to the related title policy, an architect's letter or zoning consultant's report or based upon other due diligence considered reasonable by prudent commercial and multifamily mortgage lending institutions in the area where the

                                      I-8

     applicable Mortgaged Property is located, as of the date of origination of such Mortgage Loan and as of the Cut-off Date, there are no material violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof which (a) are not insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy or (b)
     would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property.

          28. To the Seller's actual knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related
     Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property
     (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the
     Mortgaged Property or related Mortgagor's use and operation of such
     Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such Mortgaged
     Property to any material and adverse extent (unless affirmatively covered by title insurance).

          29. With respect to at least 95% of the Seller's Mortgage Loans (by principal balance) having a Cut-off Date Balance in excess of 1% of the
     Initial Pool Balance, the related Mortgagor has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property or Mortgaged
     Properties, as applicable, and assets incidental to its ownership and operation of such Mortgaged Property, and to hold itself out as being a legal entity, separate and apart from any other Person.

          30. No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage
     Note or the Mortgage.

          31. As of the date of origination and, to the Seller's actual knowledge, as of the Cut-off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect such Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or the security intended to be provided by the
     Mortgage Loan documents or the current use of the Mortgaged Property.

          32. As of the date of origination, and, to the Seller's actual knowledge, as of the Cut-off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

                                      I-9

          33. Except with respect to any Mortgage Loan that is part of a Loan
     Combination, the related Mortgage Note is not secured by any collateral that secures a mortgage loan that is not in the Trust Fund and each
     Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

          34. The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area or the
     Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such insurance policy is in full force and effect.

          35. All escrow deposits and payments required pursuant to the Mortgage
     Loan as of the Closing Date required to be deposited with the Seller in accordance with the Mortgage Loan documents have been so deposited, and to the extent not disbursed or otherwise released in accordance with the related Mortgage Loan documents, are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith.

          36. To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged Property, as of the date of origination of the Mortgage
     Loan, the related Mortgagor was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged
     Property, and, as of the Cut-off Date, the Seller has no actual knowledge that the related Mortgagor was not in possession of such licenses, permits and authorizations.

          37. The origination (or acquisition, as the case may be) practices used by the Seller or its affiliates with respect to the Mortgage Loan have been in all material respects legal and the servicing and collection practices used by the Seller or its affiliates with respect to the Mortgage
     Loan have met customary industry standards for servicing of commercial mortgage loans for conduit loan programs.

          38. Except for any Mortgage Loan secured by a Mortgagor's leasehold interest in the related Mortgaged Property, the related Mortgagor (or its affiliate) has title in the fee simple interest in each related Mortgaged
     Property.

          39. The Mortgage Loan documents for each Mortgage Loan provide that each Mortgage Loan is non-recourse to the related Mortgagor except that the related Mortgagor accepts responsibility for fraud and/or other intentional material misrepresentation. The Mortgage Loan documents for each Mortgage
     Loan provide that the related Mortgagor shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the Mortgagee or applied to the Mortgaged Property in the ordinary course of business, misapplication or conversion by the Mortgagor of insurance proceeds or condemnation

                                      I-10

     awards or breach of the environmental covenants in the related Mortgage
     Loan documents.

          40. Subject to the exceptions set forth in representation (5), the
     Assignment of Leases set forth in the Mortgage or separate from the related
     Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the real property.

          41. With respect to such Mortgage Loan, any prepayment premium constitutes a "customary prepayment penalty" within the meaning of Treasury
     Regulations Section 1.860G-1(b)(2).

          42. If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan permits defeasance (a) no earlier than two years after the Closing Date, and (b) only with substitute collateral constituting "government securities" within the meaning of
     Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note. In addition, if such
     Mortgage contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder can require) that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral. The related
     Mortgage Loan documents permit the lender to charge all of its expenses associated with a defeasance to the Mortgagor (including rating agencies'
     fees, accounting fees and attorneys' fees), and provide that the related
     Mortgagor must deliver (or otherwise, the Mortgage Loan documents contain certain provisions pursuant to which the lender can require) (i) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term, (ii) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (iii) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates. Notwithstanding the foregoing, some of the Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the
     REMIC Provisions and/or deliver a REMIC Opinion of Counsel.

          43. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the
     Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

          44. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan.

          45. Except with respect to any Mortgage Loan that is part of a Loan
     Combination, none of the Mortgaged Properties are encumbered, and none of the

                                      I-11

     Mortgage Loan documents permit the related Mortgaged Property to be encumbered subsequent to the Closing Date without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage
     (other than Title Exceptions, taxes, assessments and contested mechanics and materialmen's liens that become payable after the after the Cut-off
     Date of the related Mortgage Loan).

                                      I-12

                             ANNEX A (TO SCHEDULE I)

  Mortgage Loans as to Which the Related Mortgagor Obtained a Secured Creditor
                         Environmental Insurance Policy.

                                     [None]

                                      I-13

                                   SCHEDULE II

                   GROUND LEASE REPRESENTATIONS AND WARRANTIES

          With respect to each Mortgage Loan secured by a leasehold interest
(except with respect to any Mortgage Loan also secured by a fee interest in the related Mortgaged Property), the Seller represents and warrants the following with respect to the related Ground Lease:

          1. Such Ground Lease or a memorandum thereof has been or will be duly recorded no later than 30 days after the Closing Date and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date.

          2. Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such ground lease is assignable to the mortgagee under the leasehold estate and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date).

          3. Such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the mortgagee and any such action without such consent is not binding on the mortgagee, its successors or assigns, except termination or cancellation if (a) an event of default occurs under the Ground Lease, (b) notice thereof is provided to the mortgagee and (c) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

          4. To the actual knowledge of the Seller, at the Closing Date, such
     Ground Lease is in full force and effect and other than payments due but not yet 30 days or more delinquent, (a) there is no material default, and
     (b) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease.

          5. The ground lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the mortgagee. The ground lease or ancillary agreement further provides that no notice of default given is effective against the mortgagee unless a copy has been given to the mortgagee in a manner described in the ground lease or ancillary agreement.

          6. The ground lease (a) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject, however, to only the Title Exceptions or (b) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Mortgaged Property is subject.

          7. A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground

                                      II-1

     lease) to cure any curable default under such Ground Lease before the lessor thereunder may terminate such Ground Lease.

          8. Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than 20 years beyond the Stated Maturity Date.

          9. Under the terms of such Ground Lease, any estoppel or consent letter received by the mortgagee from the lessor, and the related Mortgage, taken together, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related
     Mortgaged Property, with the mortgagee or a trustee appointed or approved by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment or defeasance of the outstanding principal balance of the Mortgage Loan, together with any accrued interest
     (except in cases where a different allocation would not be viewed as commercially unreasonable by any commercial mortgage lender, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan).

          10. The ground lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial and multifamily mortgage lending institution.

          11. The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

                                      II-2

                                  SCHEDULE III

               EXCEPTIONS TO GENERAL MORTGAGE REPRESENTATIONS AND
                      WARRANTIES (SET FORTH IN SCHEDULE I)

          Representation numbers referred to below relate to the corresponding
Mortgage Loan representations and warranties set forth in Schedule I or II, as applicable to the Mortgage Loan Purchase Agreement.

          Note: The Mortgage Loan known as MacPhail Crossing, identified on
Annex A-1 by ID # 107, is structured with the related promissory note secured by a guaranty agreement (rather than a deed of trust), which guaranty agreement from the related property owner, in favor of the lender covers all of the obligations under the related promissory note. All of the obligations under the related guaranty agreement are secured by an indemnity deed of trust ("IDOT").
With respect to certain of the representations and warranties, with respect to these Mortgage Loans, statements regarding the borrower relate to the guarantor, as the owner of the respective Mortgaged Property.

SCHEDULE I
--------------------------------------------------------------------------------
ANNEX A-1
   ID #      MORTGAGE LOAN           EXCEPTION
--------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 7:

   12        Loews Universal Hotel   With respect to the Mortgage Loan, the
             Portfolio               Mortgage and other security documents have
                                     been transferred to LaSalle Bank National
                                     Association, as Trustee for the registered
                                     holders of J.P. Morgan Chase Commercial
                                     Mortgage Securities Corp. Series
                                     2005-CIBC12.
--------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 9:

   12        Loews Universal Hotel   With respect to the Mortgage Loan, the
             Portfolio               Mortgage and other security documents have
                                     been transferred to LaSalle Bank National
                                     Association, as Trustee for the registered
                                     holders of J.P. Morgan Chase Commercial
                                     Mortgage Securities Corp. Series
                                     2005-CIBC12.
--------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 11:

    7        Private Mini Self       Wycliffe, TX property is subject to a
             Storage Portfolio       pending condemnation proceeding affecting a
                                     portion of the property.
--------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 13:

   Various   Various                 Certain of the loan documents may limit
                                     terrorism insurance coverage to the extent
                                     such coverage is available for similarly
                                     situated properties and/or on

                                       D-3

SCHEDULE I
--------------------------------------------------------------------------------
ANNEX A-1
   ID #      MORTGAGE LOAN           EXCEPTION
--------------------------------------------------------------------------------
                                     commercially reasonable terms. Certain of
                                     the loan documents do not require terrorism
                                     insurance be maintained.

    7        Private Mini Self       U-Haul International, Inc. and/or AMERCO is
             Storage Portfolio       permitted to self insure up to $5,000,000
                                     with respect to liability insurance,
                                     provided such entities maintain sufficient
                                     reserves with respect to its self insurance
                                     obligation.
--------------------------------------------------------------------------------

   92        Lawrenceville           The sole tenant (Circuit City) is permitted
             Shopping Center         to self insure, provided the related lease
                                     is in full force and effect, no default is
                                     continuing and the tenant maintains a net
                                     worth of not less than $300,000,000.
--------------------------------------------------------------------------------

   107       MacPhail Crossing       The two tenants at the mortgaged property
                                     are obligated to maintain insurance under
                                     their respective leases; one of the tenants
                                     did not obtain terrorism insurance
                                     coverage. The borrower is not required
                                     under the related loan documents to
                                     maintain terrorism insurance.
--------------------------------------------------------------------------------

EXCEPTION TO REPRESENTATION 19:

    7        Private Mini Self       4440 University Drive, Huntsville, AL - the
             Storage Portfolio       environmental report noted that the
                                     property is located within the area of
                                     Redstone Arsenal, which was identified on
                                     several environmental databases. The report
                                     recommended a review to determine what
                                     impact this proximity may have.

                                     13240 Walsingham Road, Largo, FL - the
                                     environmental report noted the existence of
                                     a leaking hydraulic piston in the elevator
                                     pit of building D. The leaking hydraulic
                                     piston needs to be inspected and repaired,
                                     and any fluid contained in the sump needs
                                     to be disposed of in accordance with
                                     applicable regulations. The report also
                                     recommended that the integrity of the sump
                                     be inspected to assess potential impacts of
                                     hydraulic fluid to the subsurface.
--------------------------------------------------------------------------------

EXCEPTION TO REPRESENTATION 21:

   All       All                     The Seller makes no representation
                                     regarding the bankruptcy or insolvency of
                                     any tenant at the Mortgaged Property.
--------------------------------------------------------------------------------

                                       D-4

SCHEDULE I
--------------------------------------------------------------------------------
ANNEX A-1
   ID #      MORTGAGE LOAN           EXCEPTION
--------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 23:

    1        One Court               Holders of the direct or indirect interests
             Square--Citibank        in the borrower are permitted to incur
                                     future mezzanine debt, subject to certain
                                     conditions in the loan documents that
                                     include, but are not limited to, the
                                     execution of an acceptable intercreditor
                                     agreement and rating agency confirmation.
--------------------------------------------------------------------------------

    7        Private Mini Self       One or more of the principals of the
             Storage Portfolio       related borrower obtained a mezzanine loan
                                     in the amount of $33,000,000, secured by
                                     the ownership interests in the borrower
                                     under the related mortgage loan and the
                                     ownership interests of an affiliate of the
                                     borrower, which affiliate is itself a
                                     borrower under a $144,000,000 first
                                     mortgage loan that will not be an asset of
                                     this trust fund and is not
                                     cross-collateralized with the related
                                     mortgage loan in the trust fund.
                                     Additionally, one or more principals of the
                                     borrower are permitted to incur mezzanine
                                     debt, in an amount not to exceed
                                     $10,000,000, subject to certain conditions,
                                     including (i) that the debt service
                                     coverage ratio ("DSCR") of the subject
                                     mortgage loan is not less than the DSCR at
                                     the origination date of the mortgage loan,
                                     (ii) the combined DSCR of (a) the mortgage
                                     loan, (b) the existing mezzanine loan
                                     (described above), (c) the $144,000,000
                                     first mortgage loan that was made to an
                                     affiliate of the borrower and that is not
                                     an asset of this trust fund, and (d) the
                                     future mezzanine loan, is not less than
                                     1.0x and (iii) the loan-to-value ("LTV")
                                     ratio of the mortgage loan and the future
                                     mezzanine loan does not exceed the LTV
                                     ratio as of the origination date of the
                                     mortgage loan.
--------------------------------------------------------------------------------

    10       Union Square            The borrower assumed a purchase money note
             Apartments              (made in 1986 by the previous property
                                     owner) in connection with its purchase of
                                     the property in 1993. Subsequently, the
                                     borrower failed to make certain payments
                                     under the note and was sued. Although the
                                     outstanding obligation is in dispute, the
                                     face amount of the purchase money note
                                     (after amendment and partial repayment) was
                                     $3,433,949.29.
--------------------------------------------------------------------------------

    11       485 7th Avenue          One or more of the principals of the
                                     borrower are permitted to obtain mezzanine
                                     debt provided, among other things, the
                                     combined DSCR for the underlying
--------------------------------------------------------------------------------

                                       D-5

SCHEDULE I
--------------------------------------------------------------------------------

ANNEX A-1
   ID #      MORTGAGE LOAN           EXCEPTION
--------------------------------------------------------------------------------
                                     mortgage loan and the related mezzanine
                                     loan is not less than 1.20x, the combined
                                     LTV ratio of the underlying mortgage loan
                                     and the related mezzanine loan does not
                                     exceed 80%, and an acceptable subordination
                                     and standstill agreement has been
                                     delivered.
--------------------------------------------------------------------------------

    12       Loews Universal Hotel   The loan documents permit an affiliate of
             Portfolio               the borrower to incur mezzanine debt up to
                                     $50,000,000, secured by a pledge of the
                                     direct or indirect equity interest in Loews
                                     Orlando Hotel Partner, Inc, Universal Rank
                                     Hotel Partners, Universal Studios Hotel LLC
                                     and/or Rank Hotels Orlando, subject to the
                                     satisfaction of certain conditions
                                     including (i) that the DSCR of the total
                                     combined debt is at least 110% of the DSCR
                                     as of the Mortgage Loan closing date and
                                     (ii) the LTV ratio (as determined by a new
                                     appraisal) of the total combined debt is
                                     not greater than 55%.
--------------------------------------------------------------------------------

    31       Northcoast Hotel        The loan documents permit the borrower's
             Portfolio               sole member to incur mezzanine debt,
                                     subject to conditions including that the
                                     borrower is still the borrower under the
                                     loan (i.e. prior to any assumption) and
                                     that the combined DSCR and LTV ratio is
                                     acceptable to lender.
--------------------------------------------------------------------------------

    34       Central Park East       The loan documents permit the principals of
             Apartments              the borrower to incur mezzanine debt,
                                     subject to conditions, including, that it
                                     is obtained in connection with a sale of
                                     the property and assumption of the mortgage
                                     loan, that the DSCR on the combined
                                     mortgage loan and the mezzanine debt is at
                                     least 1.20x and that the LTV ratio on the
                                     combined debt is not greater than 80%.
--------------------------------------------------------------------------------

    92       Lawrenceville           One or more principals of the related
             Shopping Center         borrower are permitted to incur mezzanine
                                     debt, subject to certain conditions,
                                     including that the combined DSCR is not
                                     less than the DSCR of the related mortgage
                                     loan on the loan origination date and the
                                     combined LTV ratio is not greater than the
                                     LTV ratio of the related mortgage loan on
                                     the loan origination date.
--------------------------------------------------------------------------------

    144      Independence Village    The borrower incurred subordinate debt
             of Petroskey            evidenced by four notes in the amounts of
                                     $590,000, $390,000, $35,219.20 and 200,000,
                                     each of which note is fully subordinate to
                                     the mortgage loan, unsecured, allows for
                                     payments to be made only from excess cash
                                     flow from the Mortgaged Property after
                                     payment of amounts
--------------------------------------------------------------------------------

                                       D-6

SCHEDULE I
--------------------------------------------------------------------------------

ANNEX A-1
   ID #      MORTGAGE LOAN           EXCEPTION
--------------------------------------------------------------------------------
                                     required under the mortgage loan documents
                                     and provides that no enforcement action may
                                     be taken by the related payee of such note
                                     until at least 91 days following
                                     satisfaction of the mortgage loan.
--------------------------------------------------------------------------------

    110      Birch Street            The loan documents permit the principals of
             Promenade               the borrower to incur mezzanine debt,
                                     provided it is expressly approved in
                                     writing by the lender in its sole and
                                     absolute discretion.
--------------------------------------------------------------------------------

    189      110 West Birch Street   The loan documents permit the principals of
                                     the borrower to incur mezzanine debt,
                                     provided it is expressly approved in
                                     writing by the lender in its sole and
                                     absolute discretion.
--------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 26:
--------------------------------------------------------------------------------

    7        Private Mini Self       The borrower is permitted to obtain the
             Storage Portfolio       release of an individual property
                                     constituting part of the mortgaged property
                                     by substituting a property of like
                                     character and quality, subject conditions
                                     including but not limited to: (i) if a
                                     voluntary substitution, up to a maximum of
                                     20% of the loan collateral may be
                                     substituted, (ii) following the
                                     substitution, (1) the DSCR must be at least
                                     equal to the greater of the DSCR as of the
                                     loan origination date and DSCR immediately
                                     prior to the substitution and (2) the LTV
                                     ratio must be not greater than the lesser
                                     of the LTV as of the loan origination date
                                     and the LTV immediately prior to the
                                     substitution, and (iii) the DSCR and LTV
                                     ratio for the substitute property on the
                                     date of substitution is not worse than such
                                     ratios were for the release property on the
                                     loan origination date.
--------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 27:

    135      Colts Neck Shopping     The mortgaged property is non-conforming
             Center                  with respect to parking. This occurred over
                                     time, as certain of the tenants increased
                                     the intensity of the use of their space
                                     (i.e. the restaurant added additional
                                     seating, the doctors' offices added
                                     additional examining rooms). The borrower
                                     has assured the municipality that it will
                                     seek to bring the shopping center into
                                     compliance with the parking requirements
                                     over time, by decreasing the intensity of
                                     use at the center as leases are renewed and
                                     by enforcing the provisions of existing
                                     leases. The municipality has agreed in
                                     writing that, so long as the borrower shows
                                     diligent efforts in seeking to bring the
                                     shopping center back into compliance with
                                     parking
--------------------------------------------------------------------------------

                                       D-7

SCHEDULE I
--------------------------------------------------------------------------------

ANNEX A-1
   ID #      MORTGAGE LOAN           EXCEPTION
--------------------------------------------------------------------------------
                                     requirements, the municipality will take no
                                     further action against the borrower at this
                                     time. The guarantor has guaranteed any loss
                                     incurred by lender as a result of the
                                     failure of the shopping center to comply
                                     with all zoning requirements as they relate
                                     to parking. In addition, the Mortgage
                                     requires that (i) in deciding whether to
                                     enter into a proposed new lease the
                                     borrower must take into consideration the
                                     impact the proposed use would have on the
                                     parking, (ii) the borrower must seek to
                                     decrease the intensity of use under new
                                     leases such that any parking nonconformity
                                     is eliminated over time as new leases are
                                     entered into and (iii) in no event may the
                                     borrower enter into any lease which would
                                     increase any parking nonconformity at the
                                     shopping center.

--------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 29:

    7        Private Mini Self       Melbourne Property: An adjacent property
             Storage Portfolio       has a building that encroaches onto the
                                     mortgaged property by 0.52' for the length
                                     of the building (approximately 50') along
                                     the southerly boundary of the property
                                     along Circle Avenue North.

                                     Palm Harbor Property: There are two sheds
                                     encroaching across onto the mortgaged
                                     property at the southerly property line.
                                     One shed is encroaching by 0.86', the other
                                     by 0.5'.

--------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION 37:

    79       Turlock Town Center     The borrower is not yet in possession of
                                     minor administrative approvals and other
                                     consents required for the operation of a
                                     restaurant by tenants at the mortgaged
                                     property. The municipality considers this
                                     use to be legal non-conforming. The
                                     borrower is obligated to obtain these
                                     approvals under the mortgage loan
                                     documents.
--------------------------------------------------------------------------------

                                       D-8

            EXCEPTIONS TO GROUND LEASE REPRESENTATIONS AND WARRANTIES
                           (SET FORTH IN SCHEDULE II)

SCHEDULE II
--------------------------------------------------------------------------------
ANNEX A-1
   ID #      MORTGAGE LOAN           EXCEPTION
--------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION (3):

      13     Quartermaster Plaza     The ground lease is silent with respect to
             Shopping Center         whether consent of the mortgagee is
                                     required for amendment.
--------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION (5):

      13     Quartermaster Plaza     The ground lease is silent with respect to
             Shopping Center         notice and cure periods.
--------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION (8):

       7     Private Mini Self       1580 North Monroe St., Tallahassee, FL: The
             Storage Portfolio       lease is ambiguous as to the term of the
                                     lease (it appears to run until 2029). The
                                     originator did not receive an affirmative
                                     confirmation in the estoppel.
--------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION (9):

       7     Private Mini Self       1580 North Monroe St., Tallahassee, FL: The
             Storage Portfolio       ground leases do not provide for lender
                                     participation or control of insurance or
                                     condemnation proceeds; however, an estoppel
                                     allows for insurance proceeds payable to
                                     the borrower to be paid to the lender.

     156     The Metrocenter         The ground lease does not provide a lender
                                     with the right to hold and disburse
                                     proceeds.
--------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION (10):

      12     Loews Universal Hotel   Each of the ground leases contain
             Portfolio               restrictions against an assignment or
                                     transfer of the lease (other than an
                                     assignment to a Permitted Leasehold
                                     Mortgagee (as defined in the related loan
                                     documents), including that the assignment
                                     may not occur if the tenant is in default
                                     under the lease, and that the proposed
                                     assignee must (a) possess management
                                     ability and experience and a
                                     well-established reputation for financial
                                     quality, (b) have adequate financial
                                     resources, (c) have a reputation for
                                     integrity, honesty and veracity, (d) for so
                                     long as the theme park owner is an
                                     affiliate of the
--------------------------------------------------------------------------------

                                      III-1

SCHEDULE II
--------------------------------------------------------------------------------
ANNEX A-1
   ID #      MORTGAGE LOAN           EXCEPTION
--------------------------------------------------------------------------------

                                     landlord, not be a competitor of the
                                     landlord, (e) agree to be bound by the
                                     terms of the lease and (f) if the proposed
                                     assignee results in a change of record
                                     owner of the hotel, assume all obligations
                                     of the tenant.
--------------------------------------------------------------------------------

                                      III-2

                                     ANNEX A

                             MORTGAGE LOAN SCHEDULE

                                       A-1

           MORTGAGE       LOAN
   LOAN     LOAN         GROUP
  NUMBER   SELLER        NUMBER                   LOAN / PROPERTY NAME                                  PROPERTY ADDRESS
------------------------------------------------------------------------------------------------------------------------------------

     1      GACC           1        One Court Square - Citibank                       One Court Square
     2      GACC           1        Yahoo! Center                                     2401-2525 Colorado Avenue & 2400-2500 Broadway
------------------------------------------------------------------------------------------------------------------------------------
     7      GACC           1        Private Mini Self Storage Portfolio               Various
    7a                              Private Mini-League City                          2500 West Main Street
    7b                              Private Mini-West Park                            6040 Westpark Drive
    7c                              Private Mini-Eastlake                             3182 Curlew Road
    7d                              Private Mini-Westbelt                             10515 Southwest Freeway
    7e                              Private Mini-Lancaster                            13401 Lancaster Highway
    7f                              Private Mini-Safe Harbor                          9208 Westmoreland Road
    7g                              Private Mini-Highway 620                          11320 Ranch Road 620 North
    7h                              Private Mini-LaMarque                             4701 Gulf Freeway
    7i                              Private Mini-103rd                                7052 103rd Street
    7j                              Private Mini-Walsingham                           13240 Walsingham Road
    7k                              Private Mini-Melbourne                            376 North Harbor City Boulevard
    7l                              Private Mini-Cutten                               7022 FM 1960 Road West
    7m                              Private Mini-Palm Harbor                          30722 US Highway 19 North
    7n                              Private Mini-Nesbit Ferry                         2840 Holcomb Bridge Road
    7o                              Private Mini-Central Expressway                   13637 North Central Expressway
    7p                              Private Mini-Mountainbrook                        3195 Highway 280 East
    7q                              Private Mini-Castle Hills                         1951 Northwest Loop 410
    7r                              Private Mini-Monroe                               1580 North Monroe Street
    7s                              Private Mini-Florida Avenue                       9505 North Florida Avenue
    7t                              Private Mini-Wycliffe                             11010 Old Katy Road
    7u                              Private Mini-Elmwood                              1037 Elmwood Avenue
    7v                              Private Mini-Huntsville                           4440 University Drive Northwest
------------------------------------------------------------------------------------------------------------------------------------
     8      GACC           1        Cedarbrook Corporate Center Portfolio             3, 6, 8 Cedar Brook Drive & 8 Clarke Drive
    10      GACC           2        Union Square Apartments                           4120 Union Square Boulevard
    11      GACC           1        485 7th Avenue                                    485 7th Avenue
------------------------------------------------------------------------------------------------------------------------------------
    12      GACC           1        Loews Universal Hotel Portfolio                   Various
    12a                             Loews Portofino Bay                               5601 Universal Boulevard
    12b                             Loews Royal Pacific                               6300 Hollywood Way
    12c                             Hard Rock Hotel                                   5800 Universal Boulevard
------------------------------------------------------------------------------------------------------------------------------------
    13      GACC           1        Quartermaster Plaza Shopping Center               2200-2400 West Oregon Avenue
    16      GACC           1        Fountains at Waterford                            12101 Fountainbrook Boulevard
    18      GACC           1        Marriott Baton Rouge                              5500 Hilton Avenue
    19      GACC           2        The Sanctuary at Highland Oaks (Note 2)           10246 Douglas Oaks Circle
    20      GACC           1        Goodwin Square                                    225 Asylum Street
    21      GACC           1        Brooklyn Retail Portfolio II                      Various
    29      GACC           1        Tenby Chase                                       193 Tenby Chase Drive
    30      GACC           1        1776 Massachusetts Avenue                         1776 Massachusetts Avenue, NW
------------------------------------------------------------------------------------------------------------------------------------
    31      GACC           1        Northcoast Hotel Portfolio                        Various
    31a                             Roosevelt Hotel                                   1531 7th Avenue
    31b                             Coast Wenatchee Center                            201 North Wenatchee Avenue
    31c                             Coast Gateway Hotel                               18415 International Boulevard
------------------------------------------------------------------------------------------------------------------------------------
    32      GACC           2        Glen Hollow Apartments                            1100 Newportville Road
    34      GACC           2        Central Park East Apartments                      15216 Northeast 16th Place
    40      GACC           2        Breakpointe Apartments                            6672-6690 Abrego Road
    44      GACC           1        888 Prospect Street                               888 Prospect Street
    49      GACC           1        Compson Financial Center                          980 North Federal Highway
------------------------------------------------------------------------------------------------------------------------------------
    55      GACC           1        338 East 65th Street / 314-26 East 78th Street    Various
    55a                             314-26 East 78th Street                           314-26 East 78th Street
    55b                             338 East 65th Street                              338 East 65th Street
------------------------------------------------------------------------------------------------------------------------------------
    56      GACC           1        Hilton Scotts Valley                              6001 La Madrona Drive
    57      GACC           1        Maplewood Park                                    3815 Northeast 4th Street
------------------------------------------------------------------------------------------------------------------------------------
    60      GACC           1        413-415 East 70th Street / 507-11 East 73rd StreetVarious
    60a                             507-11 East 73rd Street                           507-11 East 73rd Street
    60b                             413-415 East 70th Street                          413-415 East 70th Street
------------------------------------------------------------------------------------------------------------------------------------
    63      GACC           1        512 East 80th Street / 1229-1235 1st Avenue       Various
    63a                             1229-1235 1st Avenue                              1229-1235 1st Avenue
    63b                             512 East 80th Street                              512 East 80th Street
------------------------------------------------------------------------------------------------------------------------------------
    76      GACC           1        The Atrium at Manalapan                           195 Route 9 South
    79      GACC           1        Turlock Town Center                               503-795 North Golden State Boulevard
    82      GACC           1        Groton Shopping Center                            646-720 Long Hill Road
    84      GACC           1        3300 Olympic Boulevard                            3300 Olympic Boulevard
    85      GACC           1        Orchard Grove MHP                                 2835 South Wagner Road
    92      GACC           1        Lawrenceville Shopping Center                     3350-3360 Brunswick Pike
    95      GACC           2        Quail Run MHP                                     33099 Willow Lane
    107     GACC           1        MacPhail Crossing                                 540-550 West Macphail Road
    110     GACC           1        Birch Street Promenade                            260-330 West Birch Street
    111     GACC           1        Lowes at Sunrise                                  1300 North Kolb Road
    114     GACC           1        Highland Office Center                            550 Pinetown Road
    117     GACC           1        Sunset Galleria                                   7101-7123 Sunset Boulevard
    119     GACC           1        Landfall Park                                     1981 & 1985 Eastwood Road
    125     GACC           1        Office Depot Plaza                                401 East 2nd Street
    135     GACC           1        Colts Neck Shopping Center                        24 Route 34
    140     GACC           2        Westbury Apartments                               9522 Shepton Drive
    144     GACC           1        Independence Village of Petoskey                  965 Hager Drive
    145     GACC           1        Fairmount Seattle Apartments                      1907 1st Avenue
    155     GACC           1        Uptown Self-Storage                               950 & 1200 Upshur Street Northwest
    156     GACC           1        The Metrocenter                                   49 Court Street
    168     GACC           1        406 1/2 Sunrise Avenue                            406 1/2 Sunrise Avenue
    170     GACC           2        Pratt Place Apartments                            16 & 30 Pratt Place
    171     GACC           1        6000 Uptown Office Building                       6000 Uptown Boulevard NE
    177     GACC           2        Ceder Glen Apartments                             9140 Old Bustleton Avenue
    188     GACC           1        Crown Crenshaw Plaza                              3737 South Crenshaw Boulevard
    189     GACC           1        110 West Birch Street                             110 West Birch Street
    192     GACC           1        433 East 80th Street                              433 East 80th Street
    195     GACC           1        The Entrance at Lakeway                           1008 Ranch Road 620 South
    198     GACC           1        Cook Street Office                                41865 Boardwalk
    204     GACC           2        The Village at Russellville                       1940 South Elmira Avenue
    212     GACC           2        Fairmount Philadelphia Apartments                 345-357 West Johnson Street
    216     GACC           1        220 East 67th Street                              220 East 67th Street

                                                                                CUT-OFF             CROSS
                                                                                 DATE          COLLATERALIZED
   LOAN                                                                       PRINCIPAL           (MORTGAGE     MORTGAGE
  NUMBER            CITY          STATE   ZIP CODE         COUNTY              BALANCE           LOAN GROUP)      RATE
--------------------------------------------------------------------------------------------------------------------------

     1      Long Island City       NY       11101    Queens              290,000,000 (Note 1)        No         4.9050%
     2      Santa Monica           CA       90404    Los Angeles                250,000,000.00       No         5.2740%
--------------------------------------------------------------------------------------------------------------------------
     7      Various              Various   Various   Various                     86,265,101.00       No         5.8400%
    7a      League City            TX       77573    Galveston
    7b      Houston                TX       77057    Harris
    7c      Oldsmar                FL       34677    Pinellas
    7d      Houston                TX       77074    Harris
    7e      Pineville              NC       28134    Mecklenburg
    7f      Cornelius              NC       28031    Mecklenburg
    7g      Austin                 TX       78726    Travis
    7h      La Marque              TX       77568    Galveston
    7i      Jacksonville           FL       32210    Duval
    7j      Largo                  FL       33774    Pinellas
    7k      Melbourne              FL       32935    Brevard
    7l      Houston                TX       77069    Harris
    7m      Palm Harbor            FL       34684    Pinellas
    7n      Alpharetta             GA       30022    Fulton
    7o      Dallas                 TX       75243    Dallas
    7p      Birmingham             AL       35243    Jefferson
    7q      San Antonio            TX       78213    Bexar
    7r      Tallahassee            FL       32303    Leon
    7s      Tampa                  FL       33612    Hillsborough
    7t      Houston                TX       77043    Harris
    7u      Columbia               SC       29201    Richland
    7v      Huntsville             AL       35816    Madison
--------------------------------------------------------------------------------------------------------------------------
     8      Cranbury               NJ       08512    Middlesex                   65,000,000.00       No         5.1620%
    10      Palm Beach Gardens     FL       33410    Palm Beach                  58,000,000.00       No         5.9800%
    11      New York               NY       10018    New York                    57,000,000.00       No         5.2370%
--------------------------------------------------------------------------------------------------------------------------
    12      Orlando                FL       32819    Orange                      55,000,000.00       No         4.7250%
    12a     Orlando                FL       32819    Orange
    12b     Orlando                FL       32819    Orange
    12c     Orlando                FL       32819    Orange
--------------------------------------------------------------------------------------------------------------------------
    13      Philadelphia           PA       19145    Philadelphia                43,600,000.00       No         5.2900%
    16      Orlando                FL       32825    Orange                      39,500,000.00       No         5.4400%
    18      Baton Rouge            LA       70808    East Baton Rouge            36,500,000.00       No         5.7350%
    19      Tampa                  FL       33610    Hillsborough                35,300,000.00       No         5.0250%
    20      Hartford               CT       06108    Hartford                    33,000,000.00       No         5.4250%
    21      Brooklyn               NY      Various   Kings                       32,468,396.06       No         5.3700%
    29      Delran                 NJ       08075    Burlington                  28,500,000.00       No         5.5050%
    30      Washington             DC       20036    District of Columbia        28,000,000.00       No         5.3500%
--------------------------------------------------------------------------------------------------------------------------
    31      Various                WA      Various   Various                     27,500,000.00       No         5.7410%
    31a     Seattle                WA       98101    King
    31b     Wenatchee              WA       98801    Chelan
    31c     Seatac                 WA       98188    King
--------------------------------------------------------------------------------------------------------------------------
    32      Croydon                PA       19021    Bucks                       26,320,000.00       No         5.3550%
    34      Bellevue               WA       98007    King                        25,500,000.00       No         5.3240%
    40      Goleta                 CA       93117    Santa Barbara               21,000,000.00       No         5.2900%
    44      La Jolla               CA       92037    San Diego                   20,000,000.00       No         5.3870%
    49      Boca Raton             FL       33432    Palm Beach                  18,750,000.00       No         5.2800%
--------------------------------------------------------------------------------------------------------------------------
    55      New York               NY       10021    New York                    17,540,000.00       No         5.3110%
    55a     New York               NY       10021    New York
    55b     New York               NY       10021    New York
--------------------------------------------------------------------------------------------------------------------------
    56      Scotts Valley          CA       95060    Santa Cruz                  16,966,694.91       No         5.6900%
    57      Renton                 WA       98056    King                        16,200,000.00       No         5.1950%
--------------------------------------------------------------------------------------------------------------------------
    60      New York               NY       10021    New York                    15,770,000.00       No         5.3110%
    60a     New York               NY       10021    New York
    60b     New York               NY       10021    New York
--------------------------------------------------------------------------------------------------------------------------
    63      New York               NY       10021    New York                    15,050,000.00       No         5.3110%
    63a     New York               NY       10021    New York
    63b     New York               NY       10021    New York
--------------------------------------------------------------------------------------------------------------------------
    76      Manalapan              NJ       07726    Monmouth                    13,000,000.00       No         5.1250%
    79      Turlock                CA       95380    Stanislaus                  12,925,000.00       No         5.3700%
    82      Groton                 CT       6340     New London                  12,200,000.00       No         5.3450%
    84      Santa Monica           CA       90404    Los Angeles                 12,000,000.00       No         5.2720%
    85      Ann Arbor              MI       48103    Washtenaw                   12,000,000.00       No         5.5050%
    92      Lawrenceville          NJ       08648    Mercer                      11,269,111.33       No         5.4000%
    95      Lenox                  MI       48048    Macomb                      11,200,000.00       No         5.4400%
    107     Bel Air                MD       21014    Harford                      9,858,542.16       No         5.2400%
    110     Brea                   CA       92821    Orange                       9,500,000.00       No         5.0460%
    111     Tucson                 AZ       85715    Pima                         9,500,000.00       No         5.1800%
    114     Fort Washington        PA       19034    Montgomery                   9,350,000.00       No         5.3300%
    117     Los Angeles            CA       90046    Los Angeles                  9,200,000.00       No         5.0840%
    119     Wilmington             NC       28403    New Hanover                  9,161,386.85       No         5.2300%
    125     Los Angeles            CA       90012    Los Angeles                  8,950,000.00       No         5.1900%
    135     Colts Neck             NJ       07722    Monmouth                     8,000,000.00       No         5.3450%
    140     Richmond               VA       23294    Henrico                      7,584,000.00       No         5.4450%
    144     Petoskey               MI       49770    Emmet                        7,350,000.00       No         6.0720%
    145     Seattle                WA       98101    King                         7,300,000.00       No         5.0650%
    155     Washington             DC       20011    District of Columbia         6,800,000.00       No         5.3120%
    156     Binghamton             NY       13901    Broome                       6,743,044.49       No         5.1300%
    168     Roseville              CA       95661    Placer                       6,000,000.00       No         5.4100%
    170     Revere                 MA       02151    Suffolk                      5,900,000.00       No         5.0400%
    171     Albuquerque            NM       87110    Bernalillo                   5,888,000.00       No         5.4110%
    177     Philadelphia           PA       19115    Philadelphia                 5,520,000.00       No         5.0500%
    188     Los Angeles            CA       90016    Los Angeles                  4,900,000.00       No         5.0800%
    189     Brea                   CA       92821    Orange                       4,880,000.00       No         5.0320%
    192     New York               NY       10021    New York                     4,640,000.00       No         5.3110%
    195     Lakeway                TX       78734    Travis                       4,400,000.00       No         5.6450%
    198     Palm Desert            CA       92111    Riverside                    3,900,000.00       No         4.9800%
    204     Russellville           AR       72802    Pope                         3,315,000.00       No         5.0800%
    212     Philadelphia           PA       19144    Philadelphia                 2,916,962.32       No         5.0900%
    216     New York               NY       10021    New York                     2,594,430.66       No         5.2750%

                                                                                      INTEREST
                                                                                      RESERVE
              MASTER                                                                 MORTGAGE
   LOAN     SERVICING   ARD LOAN                                                       LOAN                           GRACE PERIOD
  NUMBER     FEE RATE   (YES/NO)?    ARD       ADDITIONAL INTEREST RATE AFTER ARD    (YES/NO)?       LOAN TYPE      (DAYS) (NOTE 5)
------------------------------------------------------------------------------------------------------------------------------------

     1       0.0300%       Yes     09/01/15  Greater of 2% plus Rate or Treasury Rate   Yes      Interest Only/ARD         5
     2       0.0300%       No                                                           Yes        Interest Only           0
------------------------------------------------------------------------------------------------------------------------------------
     7       0.0350%       No                                                           Yes      Partial IO/Balloon        5
    7a
    7b
    7c
    7d
    7e
    7f
    7g
    7h
    7i
    7j
    7k
    7l
    7m
    7n
    7o
    7p
    7q
    7r
    7s
    7t
    7u
    7v
------------------------------------------------------------------------------------------------------------------------------------
     8       0.0300%       No                                                             Yes      Partial IO/Balloon        5
    10       0.0300%       No                                                             Yes        Interest Only           5
    11       0.0300%       No                                                             Yes      Partial IO/Balloon        5
------------------------------------------------------------------------------------------------------------------------------------
    12       0.0200%       No                                                             Yes        Interest Only           5
    12a
    12b
    12c
------------------------------------------------------------------------------------------------------------------------------------
    13       0.0300%       No                                                             Yes      Partial IO/Balloon        5
    16       0.0300%       No                                                             Yes        Interest Only           5
    18       0.0300%       No                                                             Yes           Balloon              5
    19       0.0300%       No                                                             Yes      Partial IO/Balloon        5
    20       0.0300%       No                                                             Yes        Interest Only           5
    21       0.0300%       No                                                             Yes           Balloon              5
    29       0.0300%       No                                                             Yes      Partial IO/Balloon        5
    30       0.0300%       No                                                             Yes      Partial IO/Balloon        5
------------------------------------------------------------------------------------------------------------------------------------
    31       0.0300%       No                                                             Yes           Balloon              5
    31a
    31b
    31c
------------------------------------------------------------------------------------------------------------------------------------
    32       0.0300%       No                                                             Yes      Partial IO/Balloon        5
    34       0.0300%       No                                                             Yes      Partial IO/Balloon        5
    40       0.0300%       No                                                             Yes      Partial IO/Balloon        5
    44       0.0300%       No                                                             Yes        Interest Only           5
    49       0.0300%       No                                                             Yes      Partial IO/Balloon        5
------------------------------------------------------------------------------------------------------------------------------------
    55       0.0300%       No                                                             Yes      Partial IO/Balloon        5
    55a
    55b
------------------------------------------------------------------------------------------------------------------------------------
    56       0.0300%       No                                                             Yes           Balloon              5
    57       0.0300%       No                                                             Yes      Partial IO/Balloon        5
------------------------------------------------------------------------------------------------------------------------------------
    60       0.0300%       No                                                             Yes      Partial IO/Balloon        5
    60a
    60b
------------------------------------------------------------------------------------------------------------------------------------
    63       0.0300%       No                                                             Yes      Partial IO/Balloon        5
    63a
    63b
------------------------------------------------------------------------------------------------------------------------------------
    76       0.0300%       No                                                             Yes      Partial IO/Balloon        5
    79       0.0300%       No                                                             Yes      Partial IO/Balloon        5
    82       0.0300%       No                                                             Yes      Partial IO/Balloon        5
    84       0.0600%       No                                                             Yes      Partial IO/Balloon        5
    85       0.0300%       No                                                             Yes      Partial IO/Balloon        5
    92       0.0300%       No                                                             Yes           Balloon              5
    95       0.0300%       No                                                             Yes      Partial IO/Balloon        5
    107      0.0300%       No                                                             Yes           Balloon              5
    110      0.0300%       No                                                             Yes      Partial IO/Balloon        5
    111      0.0600%       No                                                             Yes      Partial IO/Balloon        5
    114      0.0300%       No                                                             Yes      Partial IO/Balloon        5
    117      0.0300%       No                                                             Yes      Partial IO/Balloon        5
    119      0.0300%       No                                                             Yes           Balloon              5
    125      0.0300%       No                                                             Yes      Partial IO/Balloon        5
    135      0.0300%       No                                                             Yes           Balloon              5
    140      0.0300%       No                                                             Yes      Partial IO/Balloon        5
    144      0.0300%       No                                                             Yes           Balloon              5
    145      0.0300%       No                                                             Yes        Interest Only           5
    155      0.0300%       No                                                             Yes      Partial IO/Balloon        5
    156      0.0300%       No                                                             Yes           Balloon              5
    168      0.0300%       No                                                             Yes      Partial IO/Balloon        5
    170      0.0300%       No                                                             Yes      Partial IO/Balloon        5
    171      0.0300%       No                                                             Yes      Partial IO/Balloon        5
    177      0.0300%       No                                                             Yes      Partial IO/Balloon        5
    188      0.0300%       No                                                             Yes      Partial IO/Balloon        5
    189      0.0300%       No                                                             Yes      Partial IO/Balloon        5
    192      0.0300%       No                                                             Yes      Partial IO/Balloon        5
    195      0.0300%       No                                                             Yes           Balloon              5
    198      0.0300%       No                                                             Yes      Partial IO/Balloon        5
    204      0.0300%       No                                                             Yes      Partial IO/Balloon        5
    212      0.0300%       No                                                             Yes           Balloon              5
    216      0.0300%       No                                                             Yes           Balloon              5

                                PERIODIC         ORIGINAL    REMAINING       STATED
                              PAYMENT ON         TERM TO      TERM TO       ORIGINAL            STATED
             SCHEDULED         FIRST DUE        MATURITY /  MATURITY /    AMORTIZATION        REMAINING       DEFEASANCE
   LOAN       MATURITY        DATE AFTER           ARD          ARD           TERM           AMORTIZATION        LOAN
  NUMBER      DATE/ARD          CLOSING          (MONTHS)    (MONTHS)       (MONTHS)        TERM (MONTHS)     (YES/NO)?
--------------------------------------------------------------------------------------------------------------------------

     1        05/01/20    1,185,375.00 (Note 1)    120          118       Interest Only     Interest Only        Yes
     2        10/01/15            1,098,750.00     120          119       Interest Only     Interest Only        Yes
--------------------------------------------------------------------------------------------------------------------------
     7        08/01/15              419,823.49     120          117            360               360             Yes
    7a
    7b
    7c
    7d
    7e
    7f
    7g
    7h
    7i
    7j
    7k
    7l
    7m
    7n
    7o
    7p
    7q
    7r
    7s
    7t
    7u
    7v
--------------------------------------------------------------------------------------------------------------------------
     8        10/01/15              279,608.33     120          119            360               360             Yes
    10        11/01/10              289,033.33      60          60        Interest Only     Interest Only         No
    11        09/01/15              248,757.50     120          118            360               360             Yes
--------------------------------------------------------------------------------------------------------------------------
    12        07/01/15              216,562.50     120          116       Interest Only     Interest Only        Yes
    12a
    12b
    12c
--------------------------------------------------------------------------------------------------------------------------
    13        10/01/15              192,203.33     120          119            360               360             Yes
    16        10/01/10              179,066.67      60          59        Interest Only     Interest Only        Yes
    18        11/01/15              212,656.41     120          120            360               360             Yes
    19        08/01/15              147,818.75     120          117            360               360             Yes
    20        10/01/10              149,187.50      60          59        Interest Only     Interest Only        Yes
    21        10/01/15              181,889.36     120          119            360               359             Yes
    29        09/01/10              130,743.75      60          58             360               360              No
    30        08/01/15              124,833.33     120          117            360               360             Yes
--------------------------------------------------------------------------------------------------------------------------
    31        11/01/15              160,325.34     120          120            360               360             Yes
    31a
    31b
    31c
--------------------------------------------------------------------------------------------------------------------------
    32        11/01/15              117,453.00     120          120            360               360             Yes
    34        10/01/15              113,135.00     120          119            360               360             Yes
    40        09/01/10               92,575.00      60          58             360               360             Yes
    44        11/01/15               89,783.33     120          120       Interest Only     Interest Only        Yes
    49        11/01/15               82,500.00     120          120            360               360             Yes
--------------------------------------------------------------------------------------------------------------------------
    55        10/01/15               77,629.12     120          119            360               360             Yes
    55a
    55b
--------------------------------------------------------------------------------------------------------------------------
    56        09/01/15               98,560.37     120          118            360               358             Yes
    57        08/01/15               70,132.50     120          117            360               360             Yes
--------------------------------------------------------------------------------------------------------------------------
    60        10/01/15               69,795.39     120          119            360               360             Yes
    60a
    60b
--------------------------------------------------------------------------------------------------------------------------
    63        10/01/15               66,608.79     120          119            360               360             Yes
    63a
    63b
--------------------------------------------------------------------------------------------------------------------------
    76        07/01/15               55,520.83     120          116            360               360             Yes
    79        11/01/15               57,839.38     120          120            360               360             Yes
    82        10/01/15               54,340.83     120          119            360               360             Yes
    84        10/01/15               52,720.00     120          119            360               360             Yes
    85        09/01/15               55,050.00     120          118            360               360             Yes
    92        03/01/15               63,340.67     113          112            360               359             Yes
    95        10/01/15               50,773.33     120          119            360               360             Yes
    107       07/01/15               54,606.86     120          116            360               356             Yes
    110       10/01/15               39,947.50     120          119            360               360             Yes
    111       10/01/15               41,008.33     120          119            360               360             Yes
    114       10/01/15               41,529.58     120          119            360               360             Yes
    117       10/01/15               38,977.33     120          119            360               360             Yes
    119       07/01/15               50,688.83     120          116            360               356             Yes
    125       10/01/15               38,708.75     120          119            360               360             Yes
    135       11/01/15               44,648.19     120          120            360               360             Yes
    140       08/01/15               34,412.40     120          117            360               360             Yes
    144       11/01/15               47,680.17     120          120            300               300             Yes
    145       09/01/15               30,812.08     120          118       Interest Only     Interest Only        Yes
    155       10/01/15               30,101.33     120          119            360               360             Yes
    156       10/01/15               36,773.64     120          119            360               359             Yes
    168       09/01/15               27,050.00     120          118            360               360             Yes
    170       09/01/15               24,780.00     120          118            360               360             Yes
    171       08/01/15               26,549.97     120          117            360               360             Yes
    177       08/01/15               23,230.00     120          117            360               360             Yes
    188       08/01/15               20,743.33     120          117            360               360             Yes
    189       10/01/15               20,463.47     120          119            360               360             Yes
    192       11/01/15               20,535.87     120          120            360               360             Yes
    195       11/01/15               25,384.46     120          120            360               360             Yes
    198       09/01/15               16,185.00     120          118            360               360             Yes
    204       08/01/15               14,033.50     120          117            360               360             Yes
    212       10/01/15               15,836.20     120          119            360               359             Yes
    216       09/01/20               14,397.58     180          178            360               358             Yes

                                                                                                            ESCROWED
                                                         PROPERTY                                            ANNUAL      ESCROWED
   LOAN                                    PROPERTY      SIZE TYPE                                         REAL ESTATE    ANNUAL
  NUMBER        BORROWER'S INTEREST          SIZE                             LOCKBOX (YES/NO)?               TAXES     INSURANCE
------------------------------------------------------------------------------------------------------------------------------------

     1              Fee Simple                1,401,609     SF      In-Place Hard, Springing Cash Management         0            0
     2              Fee Simple                1,076,070     SF      In-Place Hard, Springing Cash Management         0            0
------------------------------------------------------------------------------------------------------------------------------------
     7       Fee Simple and Leasehold         1,755,352     SF      In Place Soft, Springing Hard            1,552,000      112,800
    7a              Fee Simple                  241,533     SF
    7b              Fee Simple                   98,326     SF
    7c              Fee Simple                   60,985     SF
    7d              Fee Simple                  156,593     SF
    7e              Fee Simple                   66,558     SF
    7f              Fee Simple                   61,245     SF
    7g              Fee Simple                   76,393     SF
    7h              Fee Simple                  122,145     SF
    7i              Fee Simple                   64,770     SF
    7j              Fee Simple                   61,120     SF
    7k              Fee Simple                   57,410     SF
    7l              Fee Simple                   66,953     SF
    7m              Fee Simple                   63,032     SF
    7n              Fee Simple                   55,942     SF
    7o              Fee Simple                   74,606     SF
    7p              Fee Simple                   64,610     SF
    7q              Fee Simple                   62,366     SF
    7r               Leasehold                   53,555     SF
    7s              Fee Simple                   61,322     SF
    7t              Fee Simple                   62,586     SF
    7u              Fee Simple                   61,335     SF
    7v              Fee Simple                   61,967     SF
------------------------------------------------------------------------------------------------------------------------------------
     8              Fee Simple                  339,428     SF      Springing Hard                             446,104            0
    10              Fee Simple                      542    Units    In Place Soft, Springing Hard              820,200      313,488
    11              Fee Simple                  239,047     SF      Springing Hard                           1,206,564       67,776
------------------------------------------------------------------------------------------------------------------------------------
    12               Leasehold                    2,400    Rooms    Springing Hard                                   0            0
    12a              Leasehold                      750    Rooms
    12b              Leasehold                    1,000    Rooms
    12c              Leasehold                      650    Rooms
------------------------------------------------------------------------------------------------------------------------------------
    13      Fee in Part, Leasehold in Part      191,096     SF      In Place Soft, Springing Hard              426,185            0
    16              Fee Simple                      400    Units    In-Place Hard                              489,924      118,380
    18              Fee Simple                      300    Rooms    In Place Soft, Springing Hard              248,054       49,551
    19              Fee Simple                      456    Units    In Place Soft, Springing Hard              847,273       70,731
    20              Fee Simple                  330,901     SF      None                                     2,217,576       65,004
    21              Fee Simple                  132,131     SF      None                                             0            0
    29              Fee Simple                      327    Units    None                                       450,000      131,772
    30              Fee Simple                   88,200     SF      In Place Soft, Springing Hard              399,368       43,838
------------------------------------------------------------------------------------------------------------------------------------
    31              Fee Simple                      443    Rooms    Springing Hard                             279,017      105,145
    31a             Fee Simple                      151    Rooms
    31b             Fee Simple                      147    Rooms
    31c             Fee Simple                      145    Rooms
------------------------------------------------------------------------------------------------------------------------------------
    32              Fee Simple                      615    Units    None                                       635,772      106,800
    34              Fee Simple                      384    Units    None                                       209,592       75,156
    40              Fee Simple                       96    Units    None                                             0            0
    44              Fee Simple                   60,921     SF      None                                             0            0
    49              Fee Simple                   92,943     SF      None                                       247,024      175,639
------------------------------------------------------------------------------------------------------------------------------------
    55              Fee Simple                      126    Units    In Place Soft, Springing Hard              432,887       53,646
    55a             Fee Simple                       98    Units
    55b             Fee Simple                       28    Units
------------------------------------------------------------------------------------------------------------------------------------
    56              Fee Simple                      177    Rooms    Springing Hard                             135,192       65,136
    57              Fee Simple                      399    Units    None                                       200,112       60,588
------------------------------------------------------------------------------------------------------------------------------------
    60              Fee Simple                      118    Units    In Place Soft, Springing Hard              352,874       50,212
    60a             Fee Simple                       90    Units
    60b             Fee Simple                       28    Units
------------------------------------------------------------------------------------------------------------------------------------
    63              Fee Simple                       80    Units    In Place Soft, Springing Hard              405,144       35,770
    63a             Fee Simple                       54    Units
    63b             Fee Simple                       26    Units
------------------------------------------------------------------------------------------------------------------------------------
    76              Fee Simple                   82,750     SF      None                                        62,267       31,000
    79              Fee Simple                  102,361     SF      None                                       118,152       30,000
    82              Fee Simple                  118,843     SF      In Place Soft, Springing Hard              173,172       21,900
    84              Fee Simple                   50,000     SF      In-Place Hard                              112,284        2,796
    85              Fee Simple                      290    Pads     None                                        99,936       23,844
    92              Fee Simple                   73,027     SF      In-Place Hard                                    0            0
    95              Fee Simple                      340    Pads     None                                        87,216       35,664
    107             Fee Simple                  102,992     SF      Springing Hard                              61,722        8,399
    110             Fee Simple                   17,310     SF      None                                       127,908       40,812
    111             Fee Simple                  167,200     SF      In-Place Hard                               20,676        1,716
    114             Fee Simple                   91,748     SF      None                                       184,402       14,731
    117             Fee Simple                   38,193     SF      None                                       108,180       17,113
    119             Fee Simple                   53,532     SF      None                                        70,648       15,062
    125             Fee Simple                   35,876     SF      In-Place Hard                               82,648        8,280
    135             Fee Simple                   39,514     SF      None                                       115,728       36,900
    140             Fee Simple                      158    Units    None                                        77,006       21,825
    144             Fee Simple                      119    Units    None                                        44,856       79,980
    145             Fee Simple                       24    Units    None                                        43,711        9,397
    155             Fee Simple                   62,970     SF      None                                        73,879       16,023
    156              Leasehold                   89,835     SF      Springing Hard                              48,588       19,536
    168             Fee Simple                   45,122     SF      Springing Hard                              32,856       18,672
    170             Fee Simple                       72    Units    None                                        48,960       22,872
    171             Fee Simple                   65,792     SF      None                                        92,808       10,391
    177             Fee Simple                      110    Units    None                                        63,420       27,504
    188             Fee Simple                   30,414     SF      Springing Hard                              63,660        5,352
    189             Fee Simple                   13,560     SF      None                                        46,908       15,756
    192             Fee Simple                       31    Units    In Place Soft, Springing Hard              100,930       13,699
    195             Fee Simple                   28,627     SF      None                                        82,833        4,540
    198             Fee Simple                   41,009     SF      None                                        54,852        6,312
    204             Fee Simple                       96    Units    None                                        19,194        7,491
    212             Fee Simple                       67    Units    None                                        31,893       28,802
    216             Fee Simple                      114    Units    None                                             0            0

             ESCROWED
            EPLACEMENT
             RESERVES                                                                                              ESCROWED TI/LC
   LOAN      INITIAL                                                                                              RESERVES INITIAL
  NUMBER     DEPOSIT          ESCROWED REPLACEMENT RESERVES CURRENT ANNUAL DEPOSIT                                     DEPOSIT
----------------------------------------------------------------------------------------------------------------------------------

     1               0                                                                     0                                    0
     2               0                                                                     0                                    0
----------------------------------------------------------------------------------------------------------------------------------
     7         187,000                                                                     0                                  NAP
    7a
    7b
    7c
    7d
    7e
    7f
    7g
    7h
    7i
    7j
    7k
    7l
    7m
    7n
    7o
    7p
    7q
    7r
    7s
    7t
    7u
    7v
----------------------------------------------------------------------------------------------------------------------------------
     8               0                                                                67,886                                    0
    10               0                                                               135,504                                  NAP
    11          48,000                                                                     0                              180,000
----------------------------------------------------------------------------------------------------------------------------------
    12               0                                                                     0                                  NAP
    12a
    12b
    12c
----------------------------------------------------------------------------------------------------------------------------------
    13               0                                                                19,116                                    0
    16               0                                   80,004 (1-36); 100,008 (thereafter)                                  NAP
    18               0   5% of Gross Revenues (years 1-3), 4% of Gross Revenues (thereafter)                                  NAP
    19               0                          79,800.00 (Yrs. 1-5); 106,200.00 (Yrs. 6-10)                                  NAP
    20               0                                                                49,632                                    0
    21          39,648                                                                     0                               62,112
    29         620,000                                                                     0                                  NAP
    30               0                                                                18,180                              100,000
----------------------------------------------------------------------------------------------------------------------------------
    31               0                                                               501,023                                  NAP
    31a
    31b
    31c
----------------------------------------------------------------------------------------------------------------------------------
    32               0                                                               169,128                                  NAP
    34               0                                                                96,000                                  NAP
    40          24,000                                                                     0                                  NAP
    44               0                                                                     0                                    0
    49               0                                                                17,992                                    0
----------------------------------------------------------------------------------------------------------------------------------
    55               0                                                                33,000                                  NAP
    55a
    55b
----------------------------------------------------------------------------------------------------------------------------------
    56               0                                                               226,884                                  NAP
    57               0                                                                99,756                                  NAP
----------------------------------------------------------------------------------------------------------------------------------
    60               0                                                                30,000                                  NAP
    60a
    60b
----------------------------------------------------------------------------------------------------------------------------------
    63               0                                                                21,756                                  NAP
    63a
    63b
----------------------------------------------------------------------------------------------------------------------------------
    76               0                                                                16,560                              766,000
    79               0                                                                20,544                                    0
    82               0                                                                23,772                                    0
    84               0                                                                     0                                    0
    85               0                                                                14,508                                  NAP
    92               0                                                                     0                                    0
    95               0                                                                17,004                                  NAP
    107              0                                                                     0                                    0
    110              0                                                                10,104                                    0
    111              0                                                                     0                                    0
    114              0                                                                18,612                               90,363
    117              0                                                                 7,644                              130,000
    119              0                                                                10,716                                    0
    125              0                                                                 7,200                              200,000
    135              0                                                                 7,836                                    0
    140        395,000                                                                     0                                  NAP
    144              0                                                                29,750                                  NAP
    145              0                                                                     0                                    0
    155              0                                                                13,466                                  NAP
    156              0                                                                17,967                                    0
    168              0                                                                 9,036                                    0
    170              0                                                                18,000                                  NAP
    171              0                                                                13,164                              100,000
    177              0                                                                27,504                                  NAP
    188              0                                                                 2,160                                    0
    189              0                                                                 2,040                                    0
    192              0                                                                 7,750                                  NAP
    195              0                                                                 5,725                                    0
    198         25,000                                                                     0                               75,000
    204              0                             19,200 (1st 3 years), 24,000 (thereafter)                                  NAP
    212              0                                                                16,752                                  NAP
    216              0                                                                     0                                  NAP

                          ESCROWED TI/LC                  INITIAL DEFERRED          INITIAL
   LOAN                  RESERVES CURRENT                   MAINTENANCE          ENVIRONMENTAL
  NUMBER                  ANNUAL DEPOSIT                      DEPOSIT               DEPOSIT             HOLDBACK RESERVE
------------------------------------------------------------------------------------------------------------------------------

     1                                                0                    0                      0
     2                                                0                    0                      0
------------------------------------------------------------------------------------------------------------------------------
     7                                              NAP                    0                      0
    7a
    7b
    7c
    7d
    7e
    7f
    7g
    7h
    7i
    7j
    7k
    7l
    7m
    7n
    7o
    7p
    7q
    7r
    7s
    7t
    7u
    7v
------------------------------------------------------------------------------------------------------------------------------
     8                                          254,571               21,625                      0
    10                                              NAP                    0                      0
    11                                                0               44,315                      0
------------------------------------------------------------------------------------------------------------------------------
    12                                              NAP                    0                      0
    12a
    12b
    12c
------------------------------------------------------------------------------------------------------------------------------
    13                                                0                    0                      0                   600,000
    16                                              NAP                    0                      0
    18                                              NAP              296,375                      0
    19                                              NAP                    0                      0
    20                                          250,008               12,750                      0
    21                                                0               48,750                      0
    29                                              NAP                    0                      0
    30                                          104,532                4,375                      0
------------------------------------------------------------------------------------------------------------------------------
    31                                              NAP                    0                      0
    31a
    31b
    31c
------------------------------------------------------------------------------------------------------------------------------
    32                                              NAP                    0                      0
    34                                              NAP               45,000                      0
    40                                              NAP                    0                      0                   550,000
    44                                                0                    0                      0
    49                                           96,544                    0                  3,125
------------------------------------------------------------------------------------------------------------------------------
    55                                              NAP               22,688                      0
    55a
    55b
------------------------------------------------------------------------------------------------------------------------------
    56                                              NAP                    0                      0
    57                                              NAP                6,250                      0
------------------------------------------------------------------------------------------------------------------------------
    60                                              NAP               32,500                      0
    60a
    60b
------------------------------------------------------------------------------------------------------------------------------
    63                                              NAP               19,000                      0
    63a
    63b
------------------------------------------------------------------------------------------------------------------------------
    76                                           62,064                    0                      0
    79                                           82,140                8,750                      0
    82                                           63,192                    0                  1,875                 1,400,000
    84                                                0                    0                      0
    85                                              NAP                    0                      0
    92                                                0                6,250                      0
    95                                              NAP                    0                      0
    107                                               0                    0                      0
    110                                          16,800                    0                      0
    111                                               0                    0                      0
    114                                          91,750              150,000                      0
    117                                               0                    0                      0
    119                                          56,592                    0                      0
    125                                          30,864                    0                      0
    135                                          22,704               18,531                      0
    140                                             NAP                    0                      0
    144                                             NAP                    0                      0
    145                                          10,380               12,750                      0
    155                                             NAP                    0                      0                   800,000
    156                                          89,835                9,000                      0
    168                                          46,032                    0                      0                   550,000
    170                                             NAP                5,688                      0
    171                                          65,796                    0                      0
    177                                             NAP                    0                      0                   480,000
    188                                          21,300                    0                      0
    189                                          13,212                    0                      0                   300,000
    192                                             NAP               18,750                      0
    195                                          20,325                    0                      0
    198                                               0                    0                      0
    204                                             NAP                    0                      0
    212                                             NAP                4,219                      0
    216                                             NAP                    0                      0

    LOAN                                                                                                        ENVIRONMENTAL
  NUMBER                                                LOC                                                    INSURANCE POLICY
-----------------------------------------------------------------------------------------------------------------------------------

     1      Future LOC up to $30,000,000 if tenant exercises the right to surrender space in September 2013.
     2
-----------------------------------------------------------------------------------------------------------------------------------
     7
    7a
    7b
    7c
    7d
    7e
    7f
    7g
    7h
    7i
    7j
    7k
    7l
    7m
    7n
    7o
    7p
    7q
    7r
    7s
    7t
    7u
    7v
-----------------------------------------------------------------------------------------------------------------------------------
     8
    10
    11
-----------------------------------------------------------------------------------------------------------------------------------
    12
    12a
    12b
    12c
-----------------------------------------------------------------------------------------------------------------------------------
    13
    16
    18
    19
    20
    21
    29
    30
-----------------------------------------------------------------------------------------------------------------------------------
    31
    31a
    31b
    31c
-----------------------------------------------------------------------------------------------------------------------------------
    32
    34
    40
    44
    49
-----------------------------------------------------------------------------------------------------------------------------------
    55
    55a
    55b
-----------------------------------------------------------------------------------------------------------------------------------
    56
    57
-----------------------------------------------------------------------------------------------------------------------------------
    60
    60a
    60b
-----------------------------------------------------------------------------------------------------------------------------------
    63
    63a
    63b
-----------------------------------------------------------------------------------------------------------------------------------
    76
    79
    82
    84
    85
    92
    95
    107
    110
    111
    114
    117
    119
    125
    135
    140
    144
    145
    155
    156
    168
    170
    171
    177
    188
    189
    192
    195
    198
    204
    212
    216

PRESENTED BELOW, SEPARATE FROM THE REST OF THE POOLED MORTGAGED LOANS, IS THE
ANNEX A-1 INFORMATION FOR THE ONE COURT SQUARE - CITIBANK NON-POOLED PORTION,
WHICH IS ASSOCIATED WITH THE CLASS OCS CERTIFICATES. THE ONE COURT SQUARE -
CITIBANK NON-POOLED PORTION IS NOT INCLUDED IN THE INITIAL NET MORTGAGE POOL
BALANCE.

                MORTGAGE     LOAN
    LOAN         LOAN       GROUP                                                    PROPERTY
   NUMBER       SELLER     NUMBER                LOAN / PROPERTY NAME                 ADDRESS  CITY  STATE   ZIP CODE   COUNTY
----------------------------------------------------------------------------------------------------------------------------------

     1b          GACC        NAP    One Court Square - Citibank (non-pooled portion)

                                                                                                           ADDITIONAL
          CUT-OFF DATE                                          MASTER                                      INTEREST
 LOAN       PRINCIPAL         CROSS COLLATERALIZED  MORTGAGE  SERVICING  ARD LOAN                          RATE AFTER
NUMBER       BALANCE         (MORTGAGE LOAN GROUP)    RATE     FEE RATE  (YES/NO)?    ARD                     ARD
------------------------------------------------------------------------------------------------------------------------------------

  1b  25,000,000.00 (Note 3)           No            4.9050%   0.0300%      Yes    09/01/15 Greater of 2% plus Rate or Treasury Rate

        INTEREST                                                 PERIODIC        ORIGINAL    REMAINING     STATED        STATED
        RESERVE                        GRACE                     PAYMENT          TERM TO     TERM TO     ORIGINAL     REMAINING
       MORTGAGE                        PERIOD  SCHEDULED        ON FIRST        MATURITY /  MATURITY /   AMORTIZATI   AMORTIZATION
 LOAN    LOAN           LOAN           (DAYS)   MATURITY        DUE DATE            ARD         ARD       ON TERM         TERM
NUMBER (YES/NO)?        TYPE          (NOTE 5)  DATE/ARD      AFTER CLOSING      (MONTHS)    (MONTHS)     (MONTHS)      (MONTHS)
------------------------------------------------------------------------------------------------------------------------------------

  1b      Yes     Interest Only/ARD      5      05/01/20   1,287,562.50 (Note 3)    120         118     Interest Only Interest Only

                                                                                ESCROWED
                                                                                 ANNUAL                      ESCROWED
               DEFEASANCE                                                         REAL      ESCROWED       REPLACEMENT
    LOAN          LOAN       BORROWER'S    PROPERTY    PROPERTY     LOCKBOX      ESTATE      ANNUAL      RESERVES INITIAL
   NUMBER       (YES/NO)?     INTEREST       SIZE      SIZE TYPE   (YES/NO)?     TAXES      INSURANCE        DEPOSIT
----------------------------------------------------------------------------------------------------------------------------

     1b            Yes       Fee Simple

                    ESCROWED        ESCROWED     ESCROWED TI/LC
                  REPLACEMENT         TI/LC         RESERVES         INITIAL
                    RESERVES        RESERVES         CURRENT        DEFERRED         INITIAL                        ENVIRONMENTAL
    LOAN         CURRENT ANNUAL      INITIAL         ANNUAL        MAINTENANCE    ENVIRONMENTAL    HOLDBACK           INSURANCE
   NUMBER           DEPOSIT          DEPOSIT         DEPOSIT         DEPOSIT         DEPOSIT        RESERVE    LOC      POLICY
------------------------------------------------------------------------------------------------------------------------------------

     1b